UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2013

Date of reporting period: JUNE 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2013 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 14, 2013.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/13 SF SAR       Printed on recycled paper

2013

Semi-Annual Report

June 30, 2013

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 17.6% for the six months ended June 30, 2013, compared to 13.8% for the S&P 500 Index. On June 30, the Fund had net assets of $46.4 billion with a cash position of 1.5%.

MARKET COMMENTARY

U.S. equity markets rose to record highs during the first half of 2013, although stock markets retreated and interest rates increased toward the end of the period. Ben Bernanke, the Chairman of the Federal Reserve (the Fed), indicated that the central bank could wind down its bond buying program over the next year if it sees sustained economic improvement. Despite the negative market reaction to this announcement, we believe the long-term outlook for equities is encouraging as the Fed’s possible moderation of stimulus would be in response to further improvement in the economy. Recent economic statistics suggest that employment growth is continuing, housing activity is accelerating, and the U.S. economy is growing modestly.

Higher prices of homes and other assets have increased consumer wealth and confidence in the United States. These factors can stimulate household spending and contribute to production and employment gains. Bond yields have risen from historic lows and should normalize as employment and the economy improve. Businesses across the United States continue to grow earnings and cash flow. We acknowledge that there are global macroeconomic challenges, including slowing growth in China and other emerging markets, unrest in the Middle East, Turkey, and Brazil, and declining fiscal spending in the United States and abroad. Nevertheless, we remain optimistic about the long-term prospects for corporate earnings growth, and for the U.S. and global economies.

INVESTMENT STRATEGY

We continue to utilize the same investment approach that has served Dodge & Cox clients well for over 80 years. Individual security selection is the most important element of our bottom-up investment process. We seek to identify well-established companies that have attractive long-term earnings and cash flow prospects, which are not reflected in the current valuation. Weighing valuation against the risks and opportunities of each investment, we develop pessimistic and optimistic projections for earnings, cash flows, and growth prospects to derive a range of potential investment returns over the next three to five years. As share prices and company fundamentals change, we revisit and retest our long-term investment outlook, and adjust the portfolio accordingly.

Persistence has been a key element of the Fund’s strong performance. Share prices can fluctuate much more than business fundamentals. Our ability to make investment decisions based on fundamentals stems from our long-term, patient approach, independent research effort, and experience through different economic conditions. There have been situations where holding a company as it became less and less expensive did not work out—Wachovia is one example. However, there have been many other examples where staying the course, or adding to holdings as their prices fell, created significant value over the long term. Persistence matters greatly to long-term results.

Selected holdings in the Technology, Media, and Telecom (37.1%(a) of the Fund compared to 24.4% for the S&P 500) area of the market and the Financials sector (22.6% compared to 16.7% for the S&P 500) particularly illustrate how our persistence has aided recent performance. Sprint(b) and Charles Schwab are two such examples.

Sprint

Sprint, the third largest cellular carrier in the United States, is a 2.3% position in the Fund. Since the Fund’s initial investment in 2006, the company has faced a difficult competitive environment, lost market share to Verizon Wireless and AT&T (the two largest carriers in the United States), and struggled to assimilate Nextel, which it acquired in 2005. In addition, overall economic weakness and the 2008-2009 equity market decline impacted profitability. As a result of these challenges, Sprint’s share price dropped significantly from the Fund’s initial purchase price. By mid 2012, the broader economy and equity markets had recovered from the lows of 2009, but Sprint continued to struggle.

PAGE 1 ▪ DODGE & COX STOCK FUND

Throughout this period, we continually reassessed the company’s major risks and challenges, including its competitive position, balance sheet, cash flow, and capital spending needs. We also evaluated the value of the company’s customer base, and its other assets, including its ownership stake in Clearwire. Concluding that the shares had significant potential, we decided to add meaningfully to the Fund’s position during 2012. Importantly, our analysis compared the existing price to what we believed the long-term value could be; the initial purchase price did not cloud our analysis.

Recently, the combination of stabilizing market share and continued progress on infrastructure upgrade projects was partly recognized by investors, and Softbank’s offer to buy a controlling interest in Sprint and improve funding caused the shares to move even higher. During the past 12 months, Sprint (up 115%) was one of the largest contributors to the Fund’s outperformance.

Charles Schwab

In 2010, the Fund initiated a position in Charles Schwab (a leading U.S. brokerage company) due to its durable business franchise, strong market position, growth prospects, and attractive valuation. As a result of the low interest rate environment in the United States, Schwab had waived some of the fees it charged customers on money market funds and its net interest margins substantially compressed. We believed that the company’s revenues and earnings would be significantly higher in a more normal interest rate environment. However, starting in late 2010, the Fed announced additional rounds of quantitative easing and interest rates continued to drop.

Throughout 2011 and 2012, we reaffirmed our investment thesis with the belief that a return to a more normal rate environment could dramatically increase profitability. Through our meetings with management, we were able to assess the company’s investment merits and risks, all in the context of valuation. Schwab’s highly scalable business model, excellent market position, growing customer base, focused corporate culture, and capable management team were attractive to us. In addition, founder and Chairman Charles Schwab’s ownership stake aligned his interests with those of public investors. These factors remain the underpinnings of our current investment thesis.

After considering the regulatory, interest rate, and credit risks inherent in Schwab’s business model, we added to the Fund’s position in Schwab multiple times throughout 2011 and 2012. The company stands to benefit from a rise in short-term interest rates. Accordingly, investors have responded to the Fed’s recent announcement and Schwab’s stock price is up 49% year to date. Schwab is a 2.4% position in the Fund.

IN CLOSING

The Fund’s investments in Sprint and Charles Schwab are just two examples of our analysis, focus on long-term fundamentals, and persistence. We are encouraged by the Fund’s strong results, and believe the portfolio is well positioned over our investment horizon. The long-term outlook for the U.S. and global economies is encouraging, yet we do not believe a robust macroeconomic environment is necessary for the Fund, and equity markets broadly, to do well over the next three to five years. Current equity valuations are reasonable at 14 times forward estimated earnings for the S&P 500. Acknowledging that markets could continue to be volatile over the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl, Senior Vice President

July 30, 2013

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2013.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪ PAGE 2

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 3.7 percentage points year to date.

Key Contributors to Relative Results

▪

Strong returns for the Fund’s holdings in the Information Technology sector (up 25% compared to up 6% for the S&P 500 sector) contributed most to relative results. Hewlett-Packard (up 76%) and Microsoft (up 31%), both large positions in the portfolio, had the greatest impact.

▪	Within the Telecommunication Services sector, Sprint Nextel (up 24%) was a particularly strong performer.
▪	Additional contributors included Charles Schwab (up 49%), News Corp. (up 28%), Roche (up 26%), Wells Fargo (up 23%), and Time Warner (up 22%).

Key Detractors from Relative Results

▪	The Fund’s holdings in the Industrials sector underperformed (up 9% versus up 14%) relative to the S&P 500 sector. ADT (down 14%) was especially weak.
▪	Weak relative returns for the Fund’s holdings in the Consumer Staples sector (up 9% compared to up 15% for the S&P 500 sector) hurt relative results. Unilever (up 6%) lagged.
▪	Additional detractors included J.C. Penney (down 21% to date of sale), Domtar (down 19%), and Vulcan Materials (down 7%), all small holdings.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 25 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2013

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	30.60%	6.67%	7.98%	10.89%
S&P 500	20.60	7.01	7.30	8.66

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2013	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,175.60	$2.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.22	2.61
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$142.06
Total Net Assets (billions)	$46.4
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/13 to 6/30/13, unannualized)	8%
30-Day SEC Yield(a)	1.31%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	72	500
Median Market Capitalization (billions)	$23	$15
Weighted Average Market Capitalization (billions)	$95	$108
Price-to-Earnings Ratio(b)	12.5x	14.3x
Foreign Stocks not in the S&P 500(c)	16.6%	0.0%

TEN LARGEST HOLDINGS(%)(d)	Fund
Capital One Financial Corp.	3.9
Wells Fargo & Co.	3.9
Hewlett-Packard Co.	3.7
Microsoft Corp.	3.3
Comcast Corp.	3.3
Sanofi (France)	3.1
Merck & Co., Inc.	3.0
Novartis AG (Switzerland)	2.9
Time Warner, Inc.	2.8
GlaxoSmithKline PLC (United Kingdom)	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION(%)	Fund	S&P 500
Financials	22.6	16.7
Information Technology	22.4	17.8
Health Care	18.7	12.7
Consumer Discretionary	13.4	12.3
Industrials	7.0	10.2
Energy	6.8	10.5
Telecommunication Services	3.1	2.8
Materials	2.6	3.2
Consumer Staples	1.9	10.5
Utilities	0.0	3.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS: 98.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.4%
CONSUMER DURABLES & APPAREL: 1.1%
Coach, Inc.	3,973,800	$226,864,242
NVR, Inc.(a)	80,600	74,313,200
Panasonic Corp. ADR(a),(b) (Japan)	27,028,897	218,663,777

		519,841,219
MEDIA: 11.1%
Comcast Corp., Class A	36,561,197	1,531,182,930
DISH Network Corp., Class A(a)	7,076,553	300,895,033
News Corp., Class A	27,871,626	908,615,008
Time Warner Cable, Inc.	9,807,310	1,103,126,229
Time Warner, Inc.	22,269,732	1,287,635,904

		5,131,455,104
RETAILING: 1.2%
CarMax, Inc.(a)	4,927,850	227,469,556
Liberty Interactive, Series A(a)	13,893,875	319,698,064

		547,167,620

		6,198,463,943
CONSUMER STAPLES: 1.9%
FOOD & STAPLES RETAILING: 1.3%
Wal-Mart Stores, Inc.	8,458,650	630,084,839

FOOD, BEVERAGE & TOBACCO: 0.6%
Unilever PLC ADR(b) (United Kingdom)	6,573,600	265,902,120

		895,986,959
ENERGY: 6.8%
Apache Corp.	3,839,800	321,890,434
Baker Hughes, Inc.	14,127,350	651,694,655
Chevron Corp.	6,955,480	823,111,503
Schlumberger, Ltd.(b) (Curacao/United States)	16,181,845	1,159,591,013
Weatherford International, Ltd.(a),(b) (Switzerland)	14,607,427	200,121,750

		3,156,409,355
FINANCIALS: 22.6%
BANKS: 6.1%
BB&T Corp.	10,879,144	368,585,399
HSBC Holdings PLC ADR(b) (United Kingdom)	6,110,329	317,126,075
SunTrust Banks, Inc.	10,470,533	330,554,727
Wells Fargo & Co.	43,547,041	1,797,186,382

		2,813,452,583
DIVERSIFIED FINANCIALS: 14.1%
Bank of America Corp.	75,614,700	972,405,042
Bank of New York Mellon Corp.	34,417,324	965,405,938
Capital One Financial Corp.(c)	28,876,111	1,813,708,532
Charles Schwab Corp.	52,854,200	1,122,094,666
Goldman Sachs Group, Inc.	6,996,500	1,058,220,625
JPMorgan Chase & Co.	6,721,900	354,849,101
McGraw-Hill Companies, Inc.	4,935,825	262,536,532

		6,549,220,436

	SHARES	VALUE
INSURANCE: 2.4%
AEGON NV(b) (Netherlands)	64,623,328	$436,853,697
Genworth Financial, Inc., Class A(a)	21,731,857	247,960,488
Metlife, Inc.	9,399,600	430,125,696

		1,114,939,881

		10,477,612,900
HEALTH CARE: 18.7%
HEALTH CARE EQUIPMENT & SERVICES: 2.1%
Boston Scientific Corp.(a)	48,222,300	447,020,721
Cigna Corp.	3,273,784	237,316,602
Medtronic, Inc.	5,535,000	284,886,450
UnitedHealth Group, Inc.	292,900	19,179,092

		988,402,865
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.6%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	25,203,400	1,259,413,898
Merck & Co., Inc.	29,898,700	1,388,794,615
Novartis AG ADR(b) (Switzerland)	18,850,400	1,332,911,784
Pfizer, Inc.	41,043,764	1,149,635,830
Roche Holding AG ADR(b) (Switzerland)	18,170,500	1,124,117,982
Sanofi ADR(b) (France)	27,670,629	1,425,314,100

		7,680,188,209

		8,668,591,074
INDUSTRIALS: 7.0%
CAPITAL GOODS: 3.2%
General Electric Co.	54,106,075	1,254,719,879
Koninklijke Philips NV(b) (Netherlands)	9,639,391	262,095,042

		1,516,814,921
COMMERCIAL & PROFESSIONAL SERVICES: 1.6%
ADT Corp.(a)	9,073,537	361,580,450
Pitney Bowes, Inc.	1,278,230	18,764,416
Tyco International, Ltd.(b) (Switzerland)	10,890,275	358,834,561

		739,179,427
TRANSPORTATION: 2.2%
FedEx Corp.	10,252,499	1,010,691,351

		3,266,685,699
INFORMATION TECHNOLOGY: 22.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.4%
Maxim Integrated Products, Inc.	6,777,400	188,276,172

SOFTWARE & SERVICES: 11.8%
Adobe Systems, Inc.(a)	13,233,441	602,915,572
Amdocs, Ltd.(b) (Guernsey/United States)	5,675,700	210,511,713
AOL, Inc.(a),(c)	5,697,054	207,828,530
Cadence Design Systems, Inc.(a)	11,593,400	167,872,432

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
Computer Sciences Corp.(c)	6,414,562	$280,765,379
Compuware Corp.(c)	14,065,103	145,573,816
eBay, Inc.(a)	6,400,109	331,013,637
Google, Inc., Class A(a)	786,500	692,411,005
Microsoft Corp.	44,651,100	1,541,802,483
Symantec Corp.(c)	37,504,000	842,714,880
Synopsys, Inc.(a),(c)	12,611,469	450,860,017

		5,474,269,464
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.2%
Corning, Inc.	32,606,300	463,987,649
Hewlett-Packard Co.	69,154,995	1,715,043,876
Molex, Inc.	2,349,000	68,919,660
Molex, Inc., Class A	10,906,150	271,126,889
NetApp, Inc.	14,635,500	552,929,190
Nokia Corp. ADR(a),(b) (Finland)	119,557,500	447,145,050
TE Connectivity, Ltd.(b) (Switzerland)	13,763,275	626,779,543
Xerox Corp.(c)	65,315,982	592,415,957

		4,738,347,814

		10,400,893,450
MATERIALS: 2.6%
Celanese Corp., Series A(c)	9,219,271	413,023,341
Domtar Corp.	667,749	44,405,309
Dow Chemical Co.	17,186,989	552,905,436
Vulcan Materials Co.	4,569,652	221,216,853

		1,231,550,939
TELECOMMUNICATION SERVICES: 3.1%
Sprint Nextel Corp.(a),(c)	149,229,739	1,047,592,768
Vodafone Group PLC ADR(b) (United Kingdom)	12,875,800	370,050,492

		1,417,643,260
TOTAL COMMON STOCKS (Cost $36,287,812,340)		$45,713,837,579

SHORT-TERM INVESTMENTS: 0.7%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$46,395,976	$46,395,976

REPURCHASE AGREEMENT: 0.6%
Fixed Income Clearing Corporation(d) 0.01%, 7/1/13, maturity value $276,327,230	276,327,000	276,327,000

TOTAL SHORT-TERM INVESTMENTS (Cost $322,722,976)		$322,722,976

TOTAL INVESTMENTS (Cost $36,610,535,316)	99.2%	$46,036,560,555
OTHER ASSETS LESS LIABILITIES	0.8%	367,667,500

NET ASSETS	100.0%	$46,404,228,055

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 0.375%-3.125%, 7/31/13-9/30/13. Total collateral value is $281,854,767.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2013
ASSETS:
Investments, at value
Unaffiliated issuers (cost $34,539,085,851)	$43,384,144,014
Affiliated issuers (cost $2,071,449,465)	2,652,416,541

46,036,560,555
Receivable for investments sold	299,211,228
Receivable for Fund shares sold	263,626,459
Dividends and interest receivable	102,555,887
Prepaid expenses and other assets	249,653

46,702,203,782

LIABILITIES:
Payable for investments purchased	87,341,658
Payable for Fund shares redeemed	190,296,114
Management fees payable	19,070,246
Accrued expenses	1,267,709

297,975,727

NET ASSETS	$46,404,228,055

NET ASSETS CONSIST OF:
Paid in capital	$38,674,008,125
Undistributed net investment income	10,531,373
Accumulated net realized loss	(1,706,336,682)
Net unrealized appreciation	9,426,025,239

$46,404,228,055

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	326,663,122
Net asset value per share	$142.06

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $19,772,943)
Unaffiliated issuers	$479,834,410
Affiliated issuers	29,750,456
Interest	97,968

509,682,834

EXPENSES:
Management fees	110,426,306
Custody and fund accounting fees	639,155
Transfer agent fees	1,857,538
Professional services	100,327
Shareholder reports	625,561
Registration fees	248,324
Trustees fees	107,500
Miscellaneous	887,104

114,891,815

NET INVESTMENT INCOME	394,791,019

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	1,045,164,768
Affiliated issuers	528,855,139
Net change in unrealized appreciation	5,058,137,231

Net realized and unrealized gain	6,632,157,138

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,026,948,157

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$394,791,019	$676,447,198
Net realized gain	1,574,019,907	2,915,244,773
Net change in unrealized appreciation	5,058,137,231	4,107,467,284

	7,026,948,157	7,699,159,255

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(389,439,406)	(677,796,823)
Net realized gain	—	—

Total distributions	(389,439,406)	(677,796,823)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,773,607,079	5,342,166,537
Reinvestment of distributions	361,520,505	631,503,635
Cost of shares redeemed	(4,209,755,852)	(9,716,062,236)

Net decrease from Fund share transactions	(74,628,268)	(3,742,392,064)

Total increase in net assets	6,562,880,483	3,278,970,368

NET ASSETS:
Beginning of period	39,841,347,572	36,562,377,204

End of period (including undistributed net investment income of $10,531,373 and $5,179,760, respectively)	$46,404,228,055	$39,841,347,572

SHARE INFORMATION:
Shares sold	28,023,539	47,112,087
Distributions reinvested	2,636,236	5,518,679
Shares redeemed	(30,836,242)	(85,519,079)

Net decrease in shares outstanding	(176,467)	(32,888,313)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the

Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2013:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$45,713,837,579	$—
Short-term Investments
Money Market Fund	46,395,976	—
Repurchase Agreement	—	276,327,000

Total	$45,760,233,555	$276,327,000

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013. There were no Level 3 securities at June 30, 2013 and December 31, 2012, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain (loss). During the period, the Fund recognized net realized gains of $118,496,078 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2013, the cost of investments for federal income tax purposes was $36,658,521,085.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Ordinary income	$389,439,406	$677,796,823
	($1.19 per share)	($1.975 per share)

Long-term capital gain	—	—

At June 30, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$10,964,187,252
Unrealized depreciation	(1,586,147,782)

Net unrealized appreciation	9,378,039,470
Undistributed ordinary income	10,531,373
Accumulated capital gain(a)	1,455,523,829
Capital loss carryforward(b)	(3,232,370,820)
(a)	Represents capital gain realized for tax purposes during the period January 1, 2013 to June 30, 2013.
(b)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $2,621,362,756 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2013, amounted to $75,361 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2013, purchases and sales of securities, other than short-term securities, aggregated $3,531,796,042 and $3,902,297,707, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 11 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2013. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AOL, Inc.	4,697,054	1,000,000	—	5,697,054	$—	(b)	$207,828,530
BMC Software, Inc.	7,402,540	—	(7,402,540)	—	—	(b)	—
Capital One Financial Corp.	29,207,211	—	(331,100)	28,876,111	10,208,524		—	(c)
Celanese Corp., Series A	9,280,071	—	(60,800)	9,219,271	1,531,212		413,023,341
Computer Sciences Corp.	8,982,762	—	(2,568,200)	6,414,562	3,079,465		—	(c)
Compuware Corp.	14,549,712	—	(484,609)	14,065,103	1,769,552		145,573,816
Sprint Nextel Corp.	183,015,570	28,775,069	(62,560,900)	149,229,739	—	(b)	—	(c)
Symantec Corp.	33,751,300	4,000,000	(247,300)	37,504,000	5,625,600		842,714,880
Synopsys, Inc.	12,694,669	—	(83,200)	12,611,469	—	(b)	450,860,017
Xerox Corp.	65,746,682	—	(430,700)	65,315,982	7,536,103		592,415,957

					$29,750,456		$2,652,416,541

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

DODGE & COX STOCK FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2013(a)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$121.90		$101.64	$107.76	$96.14	$74.37	$138.26
Income from investment operations:
Net investment income	1.21		1.98	1.76	1.23	1.15	1.91
Net realized and unrealized gain (loss)	20.14		20.26	(6.13)	11.62	21.82	(59.83)

Total from investment operations	21.35		22.24	(4.37)	12.85	22.97	(57.92)

Distributions to shareholders from:
Net investment income	(1.19)		(1.98)	(1.75)	(1.23)	(1.20)	(1.84)
Net realized gain	—		—	—	—	—	(4.13)

Total distributions	(1.19)		(1.98)	(1.75)	(1.23)	(1.20)	(5.97)

Net asset value, end of period	$142.06		$121.90	$101.64	$107.76	$96.14	$74.37

Total return	17.56%		22.01%	(4.08)%	13.48%	31.27%	(43.31)%
Ratios/supplemental data:
Net assets, end of period (millions)	$46,404		$39,841	$36,562	$43,038	$39,991	$32,721
Ratio of expenses to average net assets	0.52	%(b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.79	%(b)	1.72%	1.62%	1.25%	1.42%	1.75%
Portfolio turnover rate	8%		11%	16%	12%	18%	31%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX STOCK FUND ▪ PAGE 14

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman Emeritus, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Former Chairman and Chief Executive Officer, Dodge & Cox

L. Dale Crandall, Independent Trustee

President, Piedmont Corporate Advisors, Inc.

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Chief Financial Officer of Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director of The Presidio Group

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Chairman and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/13 GSF SAR       Printed on recycled paper

2013

Semi-Annual Report

June 30, 2013

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 11.6% for the six months ended June 30, 2013, compared to 8.4% for the MSCI World Index. On June 30, the Fund had net assets of $3.2 billion with a cash position of 2.4%.

MARKET COMMENTARY

U.S. and international equity markets performed well from the beginning of the year to May 22. Stock markets then retreated through June 30 amid concerns about the tapering of the U.S. Federal Reserve’s quantitative easing program, slowing growth in China, the efficacy of structural reform proposals in Japan, and unrest in the Middle East, Turkey, and Brazil. During the first six months of 2013, the U.S. dollar’s appreciation against developed and emerging market currencies was a headwind to performance, especially in emerging markets and Japan.

We continue to believe the long-term outlook for equities is encouraging. Equity valuations in global markets are attractive, with the MSCI World trading at 13 times forward estimated earnings(a) versus a long-term average of 16 times. Corporate balance sheets and cash flows remain robust. Any moderation of stimulus by the U.S. Federal Reserve (the Fed) would be in response to further improvement in the economy, and recent economic statistics suggest that employment growth in the United States is continuing, housing activity is accelerating, and the U.S. economy is growing modestly.

INVESTMENT STRATEGY

How We Think About Macroeconomic and External Factors as Bottom-Up Investors

We continue to utilize the same investment approach that has served Dodge & Cox clients well for over 80 years. We seek to identify well-established companies that have attractive long-term earnings and cash flow prospects which are not reflected in the current valuation. Individual security selection is the most important element of our bottom-up investment process. On a company by company basis, our analysts develop projections for growth prospects, earnings, and cash flows, to derive a range of potential investment returns over the next three to five years. As share prices and company fundamentals change, we revisit the long-term investment holdings, and adjust the portfolio accordingly.

While we primarily take into consideration company-specific factors, such as competitive positioning, long-term growth prospects, financial strength, corporate governance, and management quality, we also weave external factors (e.g., macroeconomic analysis, credit availability, regulations, technological risk) into our process. These factors are evaluated in relation to current valuation, which helps us assess how much optimism or concern may already be reflected in the stock price.

Our investments in Baidu,(b) BR Malls, and Charles Schwab are examples of how we incorporate macroeconomic and external factors into our bottom-up analysis.

Baidu

In late May, we initiated a position in Baidu, the dominant search engine in China with approximately 80% market share by revenue. The company is also a leader in online video and display advertising. We believe Baidu is well positioned to benefit from the significant search and advertising growth opportunities in China, the largest and one of the fastest growing internet markets in the world. In addition, co-founder and CEO Robin Li owns a 21% stake in the same entity as public shareholders, aligning his interests with those of public investors. Baidu’s valuation decreased amid concerns about intensified competition from Qihoo and Alibaba, margin pressures, and Baidu’s ability to replicate its success in desktop in the mobile environment. The company currently trades at 17 times forward estimated earnings. Our global industry analysts’ knowledge of Google and Chinese internet portal Tencent (via the Fund’s investment in Naspers) gave us insights into the durability of Baidu’s business franchise, its research and development capabilities, the quality of its management team, and its growth prospects. We weighed these opportunities and risks against valuation, and invested in Baidu, a 0.9% position in the Fund.

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

BR Malls

BR Malls (0.6% position in the Fund) is the largest and most diversified developer, owner, and operator of shopping malls in Brazil. The company is well positioned to capitalize on the macro trends of increased retail spending and GDP growth in Brazil. Its business is characterized by long-term contracts, high recurring revenue (65% of gross revenue is contractual), and leases that contain guaranteed rent escalators and inflation protection, which support its strong growth prospects. The company’s strategy to consolidate mall retail space increases its negotiating leverage with tenants and lowers its cost of capital. BR Malls’ management team is shareholder oriented and their compensation structure aligns their interests with shareholders. On the heels of recent price weakness amid concerns about the slowing Brazilian economy and the availability of consumer credit, we added to the Fund’s position in BR Malls after weighing these risks against its reasonable valuation (1.1 times book value and 16 times forward estimated earnings), favorable growth prospects, stable free cash flow, and high barriers to entry.

Charles Schwab

In 2010, the Fund initiated a position in Charles Schwab (a leading U.S. brokerage company) due to its durable business franchise, strong market position, growth prospects, and attractive valuation. As a result of the low interest rate environment in the United States, Schwab had waived some of the fees it charged customers on money market funds and its net interest margins substantially compressed. We believed that the company’s revenues and earnings would be significantly higher in a more normal interest rate environment. However, starting in late 2010, the Fed announced additional rounds of quantitative easing and interest rates continued to drop.

Throughout 2011 and 2012, we reaffirmed our investment thesis with the belief that a return to a more normal rate environment could dramatically increase profitability. Through our meetings with management, we were able to assess the company’s investment merits and risks, all in the context of valuation. Schwab’s highly scalable business model, excellent market position, growing customer base, focused corporate culture, and capable management team were attractive to us. In addition, founder and Chairman Charles Schwab’s ownership stake aligned his interests with those of public investors. These factors remain the underpinnings of our current investment thesis.

After considering the regulatory, interest rate, and credit risks inherent in Schwab’s business model, we added to the Fund’s position in Schwab multiple times throughout 2011 and 2012. The company stands to benefit from a rise in short-term interest rates. Accordingly, investors have responded to the Fed’s recent announcement and Schwab’s stock price is up 49% year to date. Schwab is a 2.2% position in the Fund.

IN CLOSING

We are encouraged by the Fund’s strong results, and believe the portfolio is well positioned to benefit from global growth. And although the outlook for the U.S. and global economies is encouraging, we do not believe a robust economic environment is necessary for the Fund, and equity markets broadly, to do well over the next three to five years. The Fund’s investments in Baidu, BR Malls, and Schwab are just a few examples of our focus on valuation and fundamental company analysis, incorporating the macroeconomic backdrop and other external factors.

Acknowledging that markets could continue to be volatile over the short term, we encourage shareholders to remain focused on the long term. Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Charles F. Pohl, Senior Vice President

July 30, 2013

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2013.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 3.1 percentage points year to date.

Key Contributors to Relative Results

▪

Relative returns in the Information Technology sector (up 29% compared to up 6% for the MSCI World sector) had a positive impact. Hewlett-Packard (up 76%) and Microsoft (up 31%) were strong performers.

▪

The Fund’s underweight position in the Metals & Mining industry (0% versus 3%), which was the worst performing industry in the first six months (down 29% for the MSCI World industry), also contributed to performance.

▪

Relative returns in the Health Care sector (up 19% compared to up 17% for the MSCI World sector), combined with a higher average weighting (15% versus 11%), helped results. Roche (up 26%) and GlaxoSmithKline (up 18%) performed well.

▪	Additional contributors included Charles Schwab (up 49%), Sprint Nextel (up 24%), and Time Warner Cable (up 17%).

Key Detractors from Relative Results

▪

Weak returns from holdings in the Telecommunication Services sector (down 1% compared to up 10% for the MSCI World sector) had a negative impact. Telecom Italia (down 26%), Millicom International Cellular (down 15%), and MTN Group (down 9%) were notable detractors.

▪	Relative returns from holdings in the Consumer Discretionary sector (up 11% compared to up 17% for the MSCI World sector) hurt results. J.C. Penney (down 21% to date of sale) was particularly weak.
▪	Additional detractors included Petrobras (down 22%), Domtar (down 19%), Banco Santander (down 17%), and Lafarge (down 3%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2013

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	27.01%	14.56%	4.52%	1.69%
MSCI World Index	18.59	13.72	2.71	1.28

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 24 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2013	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,115.70	$3.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.56	3.27
*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$10.03
Total Net Assets (billions)	$3.2
Expense Ratio	0.65%
Portfolio Turnover Rate (1/1/13 to 6/30/13, unannualized)	10%
30-Day SEC Yield(a)	1.54%
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	90	1,604
Median Market Capitalization (billions)	$27	$9
Weighted Average Market Capitalization (billions)	$75	$77
Price-to-Earnings Ratio(b)	11.8x	13.1x
Countries Represented	21	24
Emerging Markets (Brazil, China, India, Mexico, South Africa, Thailand, Turkey)	10.2%	0.0%

TEN LARGEST HOLDINGS(%)(c)	Fund
Hewlett-Packard Co. (United States)	4.2
Microsoft Corp. (United States)	2.8
Sanofi (France)	2.7
Roche Holding AG (Switzerland)	2.7
GlaxoSmithKline PLC (United Kingdom)	2.6
Charles Schwab Corp. (United States)	2.2
Capital One Financial Corp. (United States)	2.1
Wells Fargo & Co. (United States)	2.1
Credit Suisse Group AG (Switzerland)	2.0
Novartis AG (Switzerland)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION(%)(d)	Fund	MSCI World
United States	44.2	54.8
Europe (excluding United Kingdom)	28.7	17.4
United Kingdom	7.9	8.9
Japan	6.9	9.2
Latin America	4.2	0.0
Africa/Middle East	2.9	0.2
Pacific (excluding Japan)	2.8	5.3
Canada	0.0	4.2

SECTOR DIVERSIFICATION(%)	Fund	MSCI World
Financials	24.0	20.8
Information Technology	19.7	11.8
Health Care	14.2	11.3
Consumer Discretionary	11.7	12.0
Industrials	7.9	11.0
Telecommunication Services	7.8	3.8
Energy	5.8	9.7
Materials	4.9	5.6
Consumer Staples	1.6	10.6
Utilities	0.0	3.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS: 96.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 11.7%
AUTOMOBILES & COMPONENTS: 2.2%
Bayerische Motoren Werke AG (Germany)	308,500	$26,976,724
Mahindra & Mahindra, Ltd. (India)	655,100	10,682,236
Yamaha Motor Co., Ltd. (Japan)	2,452,700	31,777,773

		69,436,733
CONSUMER DURABLES & APPAREL: 1.6%
Coach, Inc. (United States)	302,200	17,252,598
Panasonic Corp.(a) (Japan)	4,222,540	33,931,885

		51,184,483
MEDIA: 7.9%
Comcast Corp., Class A (United States)	1,040,600	43,580,328
DISH Network Corp., Class A(a) (United States)	256,300	10,897,876
Grupo Televisa SAB ADR (Mexico)	1,112,700	27,639,468
Naspers, Ltd. (South Africa)	826,600	61,043,495
Television Broadcasts, Ltd. (Hong Kong)	2,523,100	17,485,270
Time Warner Cable, Inc. (United States)	517,071	58,160,146
Time Warner, Inc. (United States)	535,966	30,989,554

		249,796,137

		370,417,353
CONSUMER STAPLES: 1.6%
FOOD, BEVERAGE & TOBACCO: 1.6%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,703,985	24,737,689
Unilever PLC (United Kingdom)	660,700	26,750,208

		51,487,897
ENERGY: 4.6%
Baker Hughes, Inc. (United States)	790,087	36,446,713
Chevron Corp. (United States)	167,600	19,833,784
Royal Dutch Shell PLC ADR (United Kingdom)	293,464	18,723,003
Schlumberger, Ltd. (Curacao/United States)	803,500	57,578,810
Weatherford International, Ltd.(a) (Switzerland)	993,175	13,606,498

		146,188,808
FINANCIALS: 24.0%
BANKS: 8.0%
Banco Santander SA (Spain)	4,618,267	29,467,710
Barclays PLC (United Kingdom)	10,922,900	46,259,400
BB&T Corp. (United States)	459,200	15,557,696
HSBC Holdings PLC (United Kingdom)	3,018,162	31,307,020
ICICI Bank, Ltd. (India)	585,700	10,518,945
Kasikornbank PCL Foreign (Thailand)	76,600	484,075
Mitsubishi UFJ Financial Group, Inc. (Japan)	3,129,200	19,309,038

	SHARES	VALUE
Standard Chartered PLC (United Kingdom)	1,051,683	$22,825,675
UniCredit SPA (Italy)	2,377,599	11,135,092
Wells Fargo & Co. (United States)	1,607,773	66,352,792

		253,217,443
DIVERSIFIED FINANCIALS: 11.3%
Bank of America Corp. (United States)	3,430,300	44,113,658
Bank of New York Mellon Corp. (United States)	1,764,400	49,491,420
Capital One Financial Corp. (United States)	1,058,200	66,465,542
Charles Schwab Corp. (United States)	3,233,300	68,642,959
Credit Suisse Group AG (Switzerland)	2,395,004	63,516,860
Goldman Sachs Group, Inc. (United States)	309,200	46,766,500
Haci Omer Sabanci Holding AS (Turkey)	3,344,188	17,599,164

		356,596,103
INSURANCE: 3.6%
AEGON NV (Netherlands)	7,423,489	49,657,028
Dai-ichi Life Insurance Co., Ltd. (Japan)	10,300	14,871,547
Swiss Life Holding AG (Switzerland)	70,600	11,480,769
Swiss Re AG (Switzerland)	521,000	38,776,454

		114,785,798
REAL ESTATE: 1.1%
BR Malls Participacoes SA (Brazil)	2,213,100	19,786,831
Hang Lung Group, Ltd. (Hong Kong)	2,452,800	13,187,352

		32,974,183

		757,573,527
HEALTH CARE: 14.2%
HEALTH CARE EQUIPMENT & SERVICES: 0.7%
Boston Scientific Corp.(a) (United States)	1,273,500	11,805,345
Medtronic, Inc. (United States)	181,200	9,326,364

		21,131,709
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.5%
Bayer AG (Germany)	435,720	46,466,984
GlaxoSmithKline PLC (United Kingdom)	1,729,000	43,337,815
GlaxoSmithKline PLC ADR (United Kingdom)	782,100	39,081,537
Merck & Co., Inc. (United States)	1,038,000	48,215,100
Novartis AG (Switzerland)	278,700	19,798,603
Novartis AG ADR (Switzerland)	609,700	43,111,887
Pfizer, Inc. (United States)	612,000	17,142,120
Roche Holding AG (Switzerland)	340,800	84,789,582
Sanofi (France)	824,862	85,486,495

		427,430,123

		448,561,832

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 7.9%
CAPITAL GOODS: 6.5%
General Electric Co. (United States)	1,584,000	$36,732,960
Koninklijke Philips NV (Netherlands)	1,266,101	34,517,772
Mitsubishi Electric Corp. (Japan)	3,310,700	31,010,691
Nidec Corp. (Japan)	569,300	39,721,274
Schneider Electric SA (France)	638,578	46,323,038
Wienerberger AG (Austria)	1,420,173	16,400,490

		204,706,225
COMMERCIAL & PROFESSIONAL SERVICES: 0.3%
Tyco International, Ltd. (Switzerland)	287,000	9,456,650

TRANSPORTATION: 1.1%
FedEx Corp. (United States)	366,700	36,149,286

		250,312,161
INFORMATION TECHNOLOGY: 19.7%
SOFTWARE & SERVICES: 10.3%
Adobe Systems, Inc.(a) (United States)	655,254	29,853,372
Amdocs, Ltd. (Guernsey/United States)	353,219	13,100,893
AOL, Inc.(a) (United States)	500,769	18,268,053
Baidu, Inc. ADR(a) (Cayman Islands/China)	301,000	28,453,530
eBay, Inc.(a) (United States)	322,500	16,679,700
Google, Inc., Class A(a) (United States)	53,600	47,187,832
Microsoft Corp. (United States)	2,605,700	89,974,821
Nintendo Co., Ltd. (Japan)	396,300	46,750,454
Symantec Corp. (United States)	1,057,200	23,755,284
Synopsys, Inc.(a) (United States)	346,800	12,398,100

		326,422,039
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.4%
Corning, Inc. (United States)	2,329,800	33,153,054
Hewlett-Packard Co. (United States)	5,298,400	131,400,320
NetApp, Inc. (United States)	977,200	36,918,616
Nokia Oyj(a) (Finland)	7,177,025	26,587,248
TE Connectivity, Ltd. (Switzerland)	684,115	31,154,597
Telefonaktiebolaget LM Ericsson (Sweden)	1,594,288	18,056,124
Xerox Corp. (United States)	1,976,200	17,924,134

		295,194,093

		621,616,132
MATERIALS: 4.9%
Akzo Nobel NV (Netherlands)	319,129	17,992,795
Celanese Corp., Series A (United States)	712,600	31,924,480
Domtar Corp. (United States)	390,016	25,936,064
Dow Chemical Co. (United States)	771,000	24,803,070
Lafarge SA (France)	883,995	54,356,782

		155,013,191
TELECOMMUNICATION SERVICES: 7.8%
America Movil SAB de CV, Series L (Mexico)	42,502,800	46,250,573
Bharti Airtel, Ltd. (India)	1,871,694	9,146,655

	SHARES	VALUE
Millicom International Cellular SA SDR (Luxembourg)	620,600	$44,707,335
MTN Group, Ltd. (South Africa)	1,612,100	30,007,577
Sprint Nextel Corp.(a) (United States)	7,507,300	52,701,246
Telecom Italia SPA-RSP (Italy)	48,077,004	26,721,406
Telekom Austria AG (Austria)	2,305,333	14,595,577
Vodafone Group PLC (United Kingdom)	7,956,800	22,733,403

		246,863,772

TOTAL COMMON STOCKS (Cost $2,544,281,293)		$3,048,034,673

PREFERRED STOCKS: 1.2%
ENERGY: 1.2%
Petroleo Brasileiro SA ADR (Brazil)	2,655,400	38,928,164

TOTAL PREFERRED STOCKS (Cost $56,208,701)		$38,928,164

SHORT-TERM INVESTMENTS: 1.2%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$3,175,966	$3,175,966

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(b) 0.01%, 7/1/13, maturity value $34,124,028	34,124,000	34,124,000

TREASURY BILL: 0.0%(c)
Swedish Treasury Bill (Sweden) 7/17/13	70,000	10,435

TOTAL SHORT-TERM INVESTMENTS (Cost $37,310,452)		$37,310,401

TOTAL INVESTMENTS (Cost $2,637,800,446)	98.8%	$3,124,273,238
OTHER ASSETS LESS LIABILITIES	1.2%	37,388,118

NET ASSETS	100.0%	$3,161,661,356

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Note 0.375%, 11/15/15. Total collateral value is $34,928,180.
(c)	Rounds to 0.0%

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2013
ASSETS:
Investments, at value (cost $2,637,800,446)	$3,124,273,238
Cash denominated in foreign currency (cost $1,620,201)	1,614,955
Receivable for investments sold	46,701,213
Receivable for Fund shares sold	1,679,799
Dividends and interest receivable	8,171,663
Prepaid expenses and other assets	13,357

3,182,454,225

LIABILITIES:
Payable for investments purchased	18,612,895
Payable for Fund shares redeemed	284,523
Management fees payable	1,586,526
Accrued expenses and other liabilities	308,925

20,792,869

NET ASSETS	$3,161,661,356

NET ASSETS CONSIST OF:
Paid in capital	$2,608,381,205
Undistributed net investment income	38,194,545
Undistributed net realized gain	28,686,929
Net unrealized appreciation	486,398,677

$3,161,661,356

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	315,351,491
Net asset value per share	$10.03

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,028,551)	$47,727,787
Interest	35,851

47,763,638

EXPENSES:
Management fees	9,069,930
Custody and fund accounting fees	151,140
Transfer agent fees	195,182
Professional services	132,521
Shareholder reports	20,520
Registration fees	117,675
Trustees fees	107,500
Miscellaneous	79,900

9,874,368

NET INVESTMENT INCOME	37,889,269

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments	26,459,767
Foreign currency transactions	2,585,026
Net change in unrealized appreciation/depreciation
Investments	254,921,291
Foreign currency transactions	(1,428,393)

Net realized and unrealized gain	282,537,691

NET INCREASE IN NET ASSETS FROM OPERATIONS	$320,426,690

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$37,889,269	$42,547,120
Net realized gain	29,044,793	47,095,335
Net change in unrealized appreciation/depreciation	253,492,898	334,338,960

	320,426,960	423,981,415

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(42,084,059)
Net realized gain	—	(48,458,943)

Total distributions	—	(90,543,002)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	423,591,671	761,898,134
Reinvestment of distributions	—	87,874,010
Cost of shares redeemed	(277,074,426)	(363,483,545)

Net increase from Fund share transactions	146,517,245	486,288,599

Total increase in net assets	466,944,205	819,727,012

NET ASSETS:
Beginning of period	2,694,717,151	1,874,990,139

End of period (including undistributed net investment income of $38,194,545 and $305,276, respectively)	$3,161,661,356	$2,694,717,151

SHARE INFORMATION:
Shares sold	44,097,320	88,250,537
Distributions reinvested	—	9,742,130
Shares redeemed	(28,461,172)	(42,378,520)

Net increase in shares outstanding	15,636,148	55,614,147

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Forward foreign currency contracts A forward foreign currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen. These forward foreign currency contracts had U.S. dollar total values of less than 1% of net assets during the period. As of June 30, 2013, the Fund had no open forward foreign currency contracts.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions include the following: holding/disposing of foreign currency and forward foreign currency contracts, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2013:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$370,417,353	$—
Consumer Staples	51,487,897	—
Energy	146,188,808	—
Financials	757,573,527	—
Health Care	448,561,832	—
Industrials	250,312,161	—
Information Technology	621,616,132	—
Materials	155,013,191	—
Telecommunication Services	246,863,772	—
Preferred Stocks
Energy	38,928,164	—
Short-term Investments		—
Money Market Fund	3,175,966	—
Repurchase Agreement	—	34,124,000
Treasury Bill	—	10,435

Total Securities	$3,090,138,803	$34,134,435

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2013 and December 31, 2012, and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2013, the cost of investments for federal income tax purposes was $2,648,267,542.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Ordinary income	—	$43,399,487
		($0.150 per share)

Long-term capital gain	—	$47,143,515
		($0.162 per share)

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

At June 30, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$635,258,394
Unrealized depreciation	(159,252,698)

Net unrealized appreciation	476,005,696
Undistributed ordinary income	38,254,980
Accumulated capital gain(a)	27,560,001
Undistributed long-term capital gain	11,533,589
(a)	Represents capital gain realized for tax purposes during the period January 1, 2013 to June 30, 2013.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All the Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2013, amounted to $5,208 and is reflected as a Miscellaneous

Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2013, purchases and sales of securities, other than short-term securities, aggregated $449,195,486 and $295,823,211, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,				May 1, 2008 (inception) through December 31,
	2013(a)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.99		$7.68	$8.90	$7.91	$5.34	$10.00
Income from investment operations:
Net investment income	0.12		0.15	0.16	0.08	0.06	0.04
Net realized and unrealized gain (loss)	0.92		1.48	(1.18)	0.99	2.57	(4.66)

Total from investment operations	1.04		1.63	(1.02)	1.07	2.63	(4.62)

Distributions to shareholders from:
Net investment income	—		(0.15)	(0.15)	(0.08)	(0.06)	(0.04)
Net realized gain	—		(0.17)	(0.05)	—	—	—

Total distributions	—		(0.32)	(0.20)	(0.08)	(0.06)	(0.04)

Net asset value, end of period	$10.03		$8.99	$7.68	$8.90	$7.91	$ 5.34

Total return	11.57%		21.11%	(11.39)%	13.51%	49.18%	(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$3,162		$2,695	$1,875	$1,817	$914	$468
Ratio of expenses to average net assets	0.65	%(b)	0.65%	0.66%	0.69%	0.74%	0.87	%(b)
Ratio of net investment income to average net assets	2.51	%(b)	1.93%	1.94%	1.19%	1.09%	1.39	%(b)
Portfolio turnover rate	10%		12%	19%	14%	20%	10%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman Emeritus, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Former Chairman and Chief Executive Officer, Dodge & Cox

L. Dale Crandall, Independent Trustee

President, Piedmont Corporate Advisors, Inc.

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Chief Financial Officer of Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director of The Presidio Group

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Chairman and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/13 ISF SAR       Printed on recycled paper

2013

Semi-Annual Report

June 30, 2013

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 5.4% for the six months ended June 30, 2013, compared to 4.1% for the MSCI EAFE (Europe, Australasia, Far East) Index. On June 30, the Fund had net assets of $43.4 billion with a cash position of 2.0%.

MARKET COMMENTARY

In local currency, developed equity markets were particularly strong (MSCI EAFE up 22%) and emerging markets were positive (MSCI Emerging Markets up 2%) from the beginning of the year to May 22. Global equity markets then significantly declined through June 30 (MSCI EAFE down 9% and MSCI Emerging Markets down 7%) amid concerns about the tapering of the U.S. Federal Reserve’s quantitative easing program, slowing growth in China, the efficacy of structural reform proposals in Japan, and unrest in the Middle East, Turkey, and Brazil. During the first six months of 2013, the U.S. dollar’s appreciation against developed and emerging market currencies was a significant headwind to performance, especially in emerging markets and Japan.

In late 2012, Japan held general elections and the Liberal Democratic Party won in a landslide victory. Japan, the strongest region of the market,(a) surged year to date through May 22 (up 51% in local currency) as a result of the new administration’s “three arrows”: aggressive monetary policy that targeted inflation after decades of deflation, a weaker Japanese yen, and fiscal spending plans. Investors anticipated that these new policies would stimulate growth and boost the economy. Japan then dropped 11% in local currency through June 30 due to volatility in the Japanese Government Bond market and questions around Prime Minister Abe’s economic reform proposals.

INVESTMENT STRATEGY

Such significant market movements create opportunities for us to adjust the portfolio. In 2012, we reduced the Fund’s emerging markets exposure by trimming selected companies due to higher valuations when these markets were strong. During the first six months of 2013 and especially since May 22, we added to selected holdings in emerging markets and started a new position in Baidu(b)

(the leading search engine in China) as valuations decreased. The Fund has meaningful exposure to emerging markets: 16.9%(c) of the Fund is invested in companies domiciled in emerging markets, while 34.7% of the Fund is invested in companies domiciled worldwide that derive more than 40% of their revenues from the developing world.

While we have added to several companies in Japan (e.g., Nidec) using our bottom-up research process, the Fund remains underweight Japan (12.7% compared to 22.6% for MSCI EAFE). We have found it difficult to identify companies with strong corporate governance practices and management teams that are focused on increasing profitability and shareholder value. However, the Fund is overweight multinational companies(d) based in Japan (11.1% compared to 7.6% for MSCI EAFE) where we have found stronger governance practices and growth prospects from emerging markets.

The Fund’s sector and geographic positioning is a result of individual company research, which incorporates corporate governance and macroeconomic analysis. Examples of recent additions in emerging markets and Japan are discussed later under “Recent Policy Decisions.”

How We Think About Corporate Governance & Macroeconomic Factors as Bottom-Up Investors

We continue to utilize the same investment approach that has served Dodge & Cox clients well for over 80 years. Investment risks and opportunities are evaluated on a company-by-company basis. While we primarily take into consideration company-specific factors, such as competitive positioning, growth prospects over the next three to five years, financial strength, corporate governance, and management quality, we also weave external factors (e.g., macroeconomic analysis, regulations, technological risk) into our process. These factors are evaluated in relation to the company’s current valuation, which helps us assess how much optimism or concern is reflected in the stock price.

As bottom-up value investors with a long-term investment horizon and low turnover, it is important to understand a company’s governance structure and identify whether management is actively working to improve the

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

business for its long-term owners. Key governance questions we ask include, “For whose benefit is the company being run? How are our interests as long-term owners aligned with those of other stakeholders (e.g., employees, customers, government, other major owners)?” In particular, we focus on what management has done in the past (e.g., capital allocation decisions) and how the needs of various stakeholders have historically been balanced. Considerable time is spent gathering information and corroborating our findings with outside resources. For example, we often conduct reputational checks with competitors, customers, and suppliers, and at times enlist legal counsel to research corporate structures and legal entitlements. Shareholder rights and the government’s willingness to enforce laws are also considered.

Companies are not immune to the macroeconomic environment in which they operate. Therefore, we consider external factors—demographics, state of the economy, currency, trade policies, etc.—and think about how they might impact a particular company’s operations and future prospects. For example, there is currently no shortage of negative macroeconomic concerns, including continued economic malaise in Europe. It is often the case that these concerns are fully embedded in company valuations, and we find opportunities when other investors are pessimistic, such as with European banks today. Retesting our convictions as prices change, we stay focused on our three- to five-year investment horizon and adjust the portfolio accordingly.

Incorporating corporate governance and macroeconomic factors into our bottom-up analysis, we recently started a new position in Baidu and added to selected holdings, including BR Malls and Nidec.

Recent Policy Decisions

Baidu

For years, we have looked at companies in China and recognized the country’s growth prospects as millions of people join the middle class by emerging market standards annually. Until recently, valuations reflected the growth prospects, and corporate governance concerns at many companies prevented us from having a meaningful investment in companies domiciled in China.

In late May, we initiated a position in Baidu, the dominant search engine in China with approximately 80% market share by revenue. The company is also a leader in online video and display advertising. We believe Baidu is well positioned to benefit from the significant search and advertising growth opportunities in China, the largest and one of the fastest growing internet markets in the world. In addition, co-founder and CEO Robin Li owns a 21% stake in the same entity as public shareholders, aligning his interests with those of public investors. Concerns about intensified competition from Qihoo and Alibaba, margin pressures, and Baidu’s ability to replicate its success in desktop in the mobile environment, decreased Baidu’s valuation to an attractive level (currently 17 times forward estimated earnings). Our global industry analysts’ knowledge of Google and Chinese internet portal Tencent (via the Fund’s investment in Naspers) gave us insights into the durability of Baidu’s business franchise, its research and development capabilities, the quality of its management team, and its growth prospects. We weighed these opportunities and risks against valuation, and Baidu is now a 0.9% position in the Fund.

BR Malls

BR Malls (0.7% position in the Fund)—the largest and most diversified developer, owner, and operator of shopping malls in Brazil—is well positioned to capitalize on the macro trends of increased retail spending and GDP growth. On the heels of recent price weakness amid concerns about the slowing Brazilian economy and the availability of consumer credit, we added to the Fund’s position in BR Malls after weighing these risks against its reasonable valuation (1.1 times book value and 16 times forward estimated earnings), favorable growth prospects, stable free cash flow, and high barriers to entry. The company has long-term contracts (average lease life is six years), high recurring revenue (65% of gross revenue is contractual), and leases that contain guaranteed rent escalators and inflation protection, which support strong growth prospects. The company’s strategy to consolidate mall retail space has increased its negotiating leverage with the tenant base and lowered its cost of capital. BR Malls’ management team is shareholder oriented and their compensation structure incentivizes them to act in equity

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

shareholders’ best interests. These are among the factors that make BR Malls an attractive investment opportunity in our opinion.

Nidec

Nidec, a global leader in small electric motors and components, is a 1.1% holding in the Fund. The company has leading positions in a variety of end markets (such as PCs and servers), high profitability, and margin expansion opportunities. Nidec’s CEO Shigenobu Nagamori is considered one of the most dynamic leaders in Japan and has a history of successfully implementing turnaround initiatives. He is willing to cut costs, exit unprofitable businesses, and improve profitability, all of which are notable in Japan. Moreover, Mr. Nagamori has a significant ownership stake (13% of voting shares) that aligns his interests with those of other long-term shareholders. Concerns about the efficacy of structural reform proposals in Japan and recent PC shipment declines have both weighed on the stock price. We recently added to the position because we believe Nidec’s valuation (1.3 times sales) embeds these concerns and does not reflect its growth opportunities in end markets outside of PCs, such as in autos.

IN CLOSING

We continue to utilize the same investment approach that has served our clients well for over 80 years. Our long-term, value-oriented, bottom-up investment approach is at the core of each investment. We believe that the Fund is well positioned to benefit from global growth. Despite ongoing macroeconomic concerns, equity valuations remain attractive: the MSCI EAFE traded at 12 times forward estimated earnings and a 3.3% dividend yield, which are both more appealing than their long-term averages. Corporate balance sheets and cash flows remain robust. We are excited about the long-term prospects for international equities. Acknowledging that markets could continue to be volatile over the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Diana S. Strandberg, Senior Vice President

July 30, 2013

(a)	Year to date through May 22, MSCI Japan was up 26% in U.S. dollars.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.
(c)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2013.
(d)	We consider Information Technology, Consumer Electronics, Auto, Auto Component, Machinery, and Electrical Equipment companies to be multinational firms.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 1.3 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s average overweight position (17% versus 10%) and holdings in the Health Care sector (up 18% compared to up 13% for the MSCI EAFE sector), one of the strongest sectors of the market, aided performance. Roche (up 26%) and GlaxoSmithKline (up 18%) were notable contributors.

▪

The Fund’s average overweight position (12% versus 4%) and holdings in the Information Technology sector (up 17% compared to up 6% for the MSCI EAFE sector) significantly contributed to results. Hewlett-Packard (up 76%) and TE Connectivity (up 24%) were particularly strong.

▪	The Fund’s average underweight position in the Metals & Mining industry (1% compared to 4% for the MSCI EAFE industry), a weaker area of the market (down 26%), aided performance.
▪	Additional contributors included Vodafone (up 18%), Naspers (up 15%), and Credit Suisse Group (up 12%).

Key Detractors from Relative Results

▪	The Fund’s average underweight position in Japan (12% compared to 21% for the MSCI EAFE region), the strongest region of the market (up 17%), detracted from performance.
▪

Weak returns from the Fund’s holdings in the Telecommunication Services sector (down 3% versus up 11% for the MSCI EAFE sector) hurt results. Telecom Italia (down 26%), Millicom International Cellular (down 15%), and MTN Group (down 9%) were among the detractors.

▪	The Fund’s emerging market holdings in the Financials sector (down 12%) hindered performance. BR Malls (down 30%) and Yapi Kredi (down 21%) lagged.
▪	Additional detractors included Lanxess (down 30%), BHP Billiton (down 25%), and Petrobras (down 22%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is an nine-member committee with an average tenure at Dodge & Cox of 23 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2013

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	23.47%	10.99%	1.61%	11.33%
MSCI EAFE	18.63	10.05	-0.63	7.67

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 22 developed market country indices, excluding the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2013	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,054.00	$3.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.62	3.20
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	June 30, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$36.51
Total Net Assets (billions)	$43.4
Expense Ratio	0.64%
Portfolio Turnover Rate (1/1/13 to 6/30/13, unannualized)	8%
30-Day SEC Yield(a)	1.82%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	81	908
Median Market Capitalization (billions)	$19	$8
Weighted Average Market Capitalization (billions)	$64	$55
Price-to-Earnings Ratio(b)	11.5x	12.3x
Countries Represented	23	22
Emerging Markets (Brazil, China, India, Mexico, South Africa, Thailand, Turkey, United Arab Emirates)	16.9%	0.0%

TEN LARGEST HOLDINGS(%)(c)	Fund
Naspers, Ltd. (South Africa)	4.1
Roche Holding AG (Switzerland)	4.1
Sanofi (France)	3.8
GlaxoSmithKline PLC (United Kingdom)	3.6
Lafarge SA (France)	3.0
Novartis AG (Switzerland)	2.9
Credit Suisse Group AG (Switzerland)	2.7
Koninklijke Philips NV (Netherlands)	2.6
Bayer AG (Germany)	2.5
Hewlett-Packard Co. (United States)	2.5

ASSET ALLOCATION

REGION DIVERSIFICATION(%)(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	47.1	42.4
United Kingdom	16.7	21.7
Japan	12.7	22.6
Africa/Middle East	6.9	0.5
United States	5.6	0.0
Latin America	4.7	0.0
Pacific (excluding Japan)	4.3	12.8

SECTOR DIVERSIFICATION(%)	Fund	MSCI EAFE
Financials	24.2	25.0
Health Care	16.9	10.5
Information Technology	13.6	4.6
Consumer Discretionary	12.0	11.7
Industrials	10.7	12.5
Telecommunication Services	7.6	5.2
Energy	5.8	6.9
Materials	5.4	8.0
Consumer Staples	1.8	11.8
Utilities	0.0	3.8

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS: 96.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.0%
AUTOMOBILES & COMPONENTS: 3.9%
Bayerische Motoren Werke AG (Germany)	7,311,400	$639,343,984
Honda Motor Co., Ltd. (Japan)	300,000	11,146,401
Honda Motor Co., Ltd. ADR (Japan)	6,758,400	251,750,400
Mahindra & Mahindra, Ltd. (India)	3,772,581	61,516,718
NGK Spark Plug Co., Ltd.(b) (Japan)	16,720,000	334,804,598
Yamaha Motor Co., Ltd.(b) (Japan)	30,430,000	394,258,419

		1,692,820,520
CONSUMER DURABLES & APPAREL: 1.3%
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	37,873,705	16,076,109
Panasonic Corp.(a) (Japan)	68,687,034	551,961,747

		568,037,856
MEDIA: 6.8%
Grupo Televisa SAB ADR (Mexico)	20,060,592	498,305,105
Liberty Global PLC, Series A(a) (United Kingdom)	2,481,805	183,852,115
Liberty Global PLC, Series C(a) (United Kingdom)	3,574,971	242,704,781
Naspers, Ltd.(b) (South Africa)	24,260,895	1,791,640,240
Television Broadcasts, Ltd.(b) (Hong Kong)	32,567,000	225,691,718

		2,942,193,959

		5,203,052,335
CONSUMER STAPLES: 1.8%
FOOD, BEVERAGE & TOBACCO: 1.8%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	24,246,237	351,995,975
Unilever PLC (United Kingdom)	10,720,000	434,027,900

		786,023,875
ENERGY: 4.7%
Royal Dutch Shell PLC ADR (United Kingdom)	10,595,213	675,974,589
Schlumberger, Ltd. (Curacao/United States)	12,152,217	870,827,870
Total SA (France)	6,918,600	337,754,724
Weatherford International, Ltd.(a) (Switzerland)	12,013,500	164,584,950

		2,049,142,133
FINANCIALS: 24.2%
BANKS: 14.3%
Banco Santander SA (Spain)	73,382,950	468,233,533
Barclays PLC (United Kingdom)	197,038,057	834,472,732
BNP Paribas SA (France)	6,394,558	349,377,775
Erste Group Bank AG (Austria)	3,700,000	98,754,191
HSBC Holdings PLC (United Kingdom)	103,154,921	1,070,013,204
ICICI Bank, Ltd. (India)	9,046,992	162,480,475
Kasikornbank PCL Foreign (Thailand)	83,163,427	525,553,174

	SHARES	VALUE
Lloyds Banking Group PLC(a) (United Kingdom)	412,000,000	$395,780,277
Mitsubishi UFJ Financial Group, Inc. (Japan)	74,899,900	462,177,241
Standard Bank Group, Ltd. (South Africa)	28,198,309	318,010,277
Standard Chartered PLC (United Kingdom)	30,663,224	665,513,087
UniCredit SPA (Italy)	111,165,537	520,625,419
Yapi ve Kredi Bankasi AS (Turkey)	136,779,068	311,328,931

		6,182,320,316
DIVERSIFIED FINANCIALS: 4.3%
Credit Suisse Group AG (Switzerland)	45,027,105	1,194,144,281
Deutsche Boerse AG (Germany)	4,742,000	312,139,365
Haci Omer Sabanci Holding AS (Turkey)	62,367,127	328,213,999
ING Groep NV(a) (Netherlands)	4,903,526	44,678,703

		1,879,176,348
INSURANCE: 4.1%
AEGON NV (Netherlands)	83,923,454	561,378,799
Dai-ichi Life Insurance Co., Ltd. (Japan)	152,693	220,464,182
Swiss Life Holding AG (Switzerland)	1,520,000	247,178,021
Swiss Re AG (Switzerland)	9,921,868	738,454,630

		1,767,475,632
REAL ESTATE: 1.5%
BR Malls Participacoes SA(b) (Brazil)	32,774,100	293,025,879
Hang Lung Group, Ltd. (Hong Kong)	55,125,500	296,379,388
Hang Lung Properties, Ltd. (Hong Kong)	15,464,000	53,932,246

		643,337,513

		10,472,309,809
HEALTH CARE: 16.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.9%
Bayer AG (Germany)	10,155,350	1,083,008,562
GlaxoSmithKline PLC (United Kingdom)	22,270,000	558,203,089
GlaxoSmithKline PLC ADR (United Kingdom)	19,853,749	992,091,837
Novartis AG (Switzerland)	1,860,000	132,132,762
Novartis AG ADR (Switzerland)	16,305,000	1,152,926,550
Roche Holding AG (Switzerland)	7,155,400	1,780,232,915
Sanofi (France)	15,774,120	1,634,787,668

		7,333,383,383
INDUSTRIALS: 10.7%
CAPITAL GOODS: 9.1%
Compagnie de Saint-Gobain SA (France)	7,687,882	311,215,442
Koninklijke Philips NV (Netherlands)	41,961,948	1,144,010,591

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
Mitsubishi Electric Corp.(b) (Japan)	109,739,800	$1,027,911,617
Nexans SA(b) (France)	1,690,258	80,183,497
Nidec Corp. (Japan)	7,080,500	494,021,577
Schneider Electric SA (France)	10,424,546	756,206,198
Wienerberger AG(b) (Austria)	14,123,835	163,105,350

		3,976,654,272
COMMERCIAL & PROFESSIONAL SERVICES: 1.3%
ADT Corp.(a) (United States)	5,476,860	218,252,871
Tyco International, Ltd. (Switzerland)	10,158,920	334,736,414

		552,989,285
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,122,304	125,895,712

		4,655,539,269
INFORMATION TECHNOLOGY: 13.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.2%
Infineon Technologies AG(b) (Germany)	63,788,456	533,884,242

SOFTWARE & SERVICES: 2.8%
Amdocs, Ltd. (Guernsey/United States)	6,780,000	251,470,200
Baidu, Inc. ADR(a) (Cayman Islands/China)	4,247,141	401,482,238
Nintendo Co., Ltd. (Japan)	4,778,000	563,647,913

		1,216,600,351
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.6%
Brother Industries, Ltd.(b) (Japan)	20,746,600	233,655,497
Fujitsu, Ltd.(a) (Japan)	100,723,000	416,378,605
Hewlett-Packard Co. (United States)	43,541,104	1,079,819,379
Kyocera Corp. (Japan)	5,333,900	543,177,959
Nokia Oyj(a) (Finland)	162,029,200	600,236,254
TE Connectivity, Ltd. (Switzerland)	12,270,462	558,796,839
Telefonaktiebolaget LM Ericsson (Sweden)	62,922,200	712,625,981

		4,144,690,514

		5,895,175,107
MATERIALS: 5.4%
Akzo Nobel NV (Netherlands)	4,149,069	233,928,435
BHP Billiton PLC (United Kingdom)	12,284,454	314,265,467
Lafarge SA(b) (France)	20,954,291	1,288,477,678
Lanxess AG(b) (Germany)	3,441,980	207,346,034
Linde AG (Germany)	820,205	153,043,239
Norsk Hydro ASA (Norway)	34,026,190	135,783,227

		2,332,844,080
TELECOMMUNICATION SERVICES: 7.6%
America Movil SAB de CV, Series L (Mexico)	680,115,000	740,085,549
Bharti Airtel, Ltd. (India)	32,702,700	159,812,605
Millicom International Cellular SA SDR(b) (Luxembourg)	5,592,494	402,877,060
MTN Group, Ltd. (South Africa)	39,570,300	736,560,280

	SHARES	VALUE
Telecom Italia SPA (Italy)	201,500,000	$140,058,783
Telecom Italia SPA-RSP (Italy)	303,040,245	168,431,076
Telekom Austria AG (Austria)	12,767,576	80,834,370
Vodafone Group PLC (United Kingdom)	305,292,300	872,251,774

		3,300,911,497

TOTAL COMMON STOCKS (Cost $40,810,790,960)		$42,028,381,488

PREFERRED STOCKS: 1.1%
ENERGY: 1.1%
Petroleo Brasileiro SA ADR (Brazil)	33,833,795	496,003,435

TOTAL PREFERRED STOCKS (Cost $600,871,821)		$496,003,435

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$43,386,825	43,386,825

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(c) 0.01%, 7/1/13, maturity value $477,940,398	477,940,000	477,940,000

TREASURY BILL: 0.1%
Swedish Treasury Bill (Sweden) 7/17/13	130,880,000	$19,509,630

TOTAL SHORT-TERM INVESTMENTS (Cost $540,931,807)		$540,836,455

TOTAL INVESTMENTS (Cost $41,952,594,588)	99.3%	$43,065,221,378
OTHER ASSETS LESS LIABILITIES	0.7%	287,293,490

NET ASSETS	100.0%	$43,352,514,868

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Note 0.375%-4.50%, 7/31/13-8/15/39. Total collateral value is $487,503,788.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

SDR: Swedish Depository Receipt

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2013
ASSETS:
Investments, at value
Unaffiliated issuers (cost $35,650,231,914)	$35,785,607,897
Affiliated issuers (cost $6,302,362,674)	7,279,613,481

43,065,221,378
Cash denominated in foreign currency (cost $29,589,297)	29,506,016
Receivable for investments sold	408,472,763
Receivable for Fund shares sold	49,148,977
Dividends and interest receivable	161,202,710
Prepaid expenses and other assets	238,935

43,713,790,779

LIABILITIES:
Payable for investments purchased	147,081,205
Payable for Fund shares redeemed	169,204,243
Management fees payable	21,691,634
Accrued expenses and other liabilities	23,298,829

361,275,911

NET ASSETS	$43,352,514,868

NET ASSETS CONSIST OF:
Paid in capital	$47,812,174,584
Undistributed net investment income	710,778,739
Accumulated net realized loss	(6,280,592,300)
Net unrealized appreciation	1,110,153,845

$43,352,514,868

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,187,279,485
Net asset value per share	$36.51

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $66,841,231)
Unaffiliated issuers	$782,627,887
Affiliated issuers	57,565,599
Interest	693,596

840,887,082

EXPENSES:
Management fees	129,213,802
Custody and fund accounting fees	2,741,441
Transfer agent fees	3,425,579
Professional services	193,199
Shareholder reports	759,675
Registration fees	333,404
Trustees fees	107,500
Miscellaneous	896,973

137,671,573

NET INVESTMENT INCOME	703,215,509

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments in unaffiliated issuers	92,961,037
Investments in affiliated issuers	126,945,560
Foreign currency transactions	120,286,567
Net change in unrealized appreciation/depreciation
Investments	1,215,319,670
Foreign currency transactions	(58,634,137)

Net realized and unrealized gain	1,496,878,697

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,200,094,206

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$703,215,509	$878,743,223
Net realized gain	340,193,164	1,220,028,414
Net change in unrealized appreciation/depreciation	1,156,685,533	5,151,756,105

	2,200,094,206	7,250,527,742

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(865,782,642)
Net realized gain	—	—

Total distributions	—	(865,782,642)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,256,786,639	6,188,958,946
Reinvestment of distributions	—	744,920,426
Cost of shares redeemed	(3,660,556,670)	(8,685,963,235)

Net increase (decrease) from Fund share transactions	596,229,969	(1,752,083,863)

Total increase in net assets	2,796,324,175	4,632,661,237

NET ASSETS:
Beginning of period	40,556,190,693	35,923,529,456

End of period (including undistributed net investment income of $710,778,739 and $7,563,230, respectively)	$43,352,514,868	$40,556,190,693

SHARE INFORMATION:
Shares sold	116,722,159	194,599,589
Distributions reinvested	—	21,566,891
Shares redeemed	(100,355,087)	(273,859,180)

Net increase (decrease) in shares outstanding	16,367,072	(57,692,700)

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value per share (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis exists for quantifying a resulting change in value. Because trading in securities on most non-U.S. exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. However, a corresponding receivable amount has not yet been recorded because there is no historical precedent for collecting such reclaims and the amount, if any, that the Fund might recover is uncertain. Such amounts, if and when recorded, could result in an increase in the Fund’s net asset value per share.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Forward foreign currency contracts A forward foreign currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained foreign currency contracts to hedge foreign currency risks associated with portfolio investments denominated in Japanese Yen. These forward foreign currency contracts had U.S. dollar total values of less than 2% of net assets during the period. As of June 30, 2013, the Fund had no open forward foreign currency contracts.

Foreign currency translation The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions include the following: holding/disposing of foreign currency and forward foreign

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

currency contracts, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2013:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$5,203,052,335	$—
Consumer Staples	786,023,875	—
Energy	2,049,142,133	—
Financials	10,472,309,809	—
Health Care	7,333,383,383	—
Industrials	4,655,539,269	—
Information Technology	5,895,175,107	—
Materials	2,332,844,080	—
Telecommunication Services	3,300,911,497	—
Preferred Stocks
Energy	496,003,435	—
Short-term Investments
Money Market Fund	43,386,825	—
Repurchase Agreement	—	477,940,000
Treasury Bill	—	19,509,630

Total Securities	$42,567,771,748	$497,449,630

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2013 and December 31, 2012, and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2013, the cost of investments for federal income tax purposes was $42,017,290,177.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Ordinary income	—	$865,782,642
		($0.747 per share)

Long-term capital gain	—	—

At June 30, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$7,693,494,964
Unrealized depreciation	(6,645,563,763)

Net unrealized appreciation	1,047,931,201
Undistributed ordinary income	710,778,739
Accumulated capital gain(a)	284,056,284
Capital loss carryforward(b)	(6,499,952,993)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2013 to June 30, 2013.
(b)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $1,220,709,266 of the capital loss carryforward. If not utilized, the capital loss carryforward will expire as follows:

Expiring in 2017	$5,379,832,764
Expiring in 2018	1,120,120,229

$6,499,952,993

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2013, amounted to $75,263 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2013, purchases and sales of securities, other than short-term securities, aggregated $4,319,015,884 and $3,259,713,273 respectively.

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2013. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
BR Malls Participacoes SA (Brazil)	14,789,100	17,985,000	—	32,774,100	$3,656,551		$293,025,879
Brother Industries, Ltd. (Japan)	22,885,100	—	(2,138,500)	20,746,600	2,700,922		233,655,497
Corporacion Geo SAB de CV, Series B (Mexico)	50,305,400	—	(12,431,695)	37,873,705	—	(b)	16,076,109
Infineon Technologies AG (Germany)	66,288,456	—	(2,500,000)	63,788,456	10,328,267		533,884,242
Lafarge SA (France)	21,344,291	—	(390,000)	20,954,291	—		1,288,477,678
Lanxess AG (Germany)	4,299,784	—	(857,804)	3,441,980	3,783,056		—	(c)
Millicom International Cellular SA SDR (Luxembourg)	4,427,494	1,165,000	—	5,592,494	12,368,462		402,877,060
Mitsubishi Electric Corp. (Japan)	102,589,800	7,150,000	—	109,739,800	6,475,799		1,027,911,617
Naspers, Ltd. (South Africa)	25,160,895	200,000	(1,100,000)	24,260,895	—		1,791,640,240
NGK Spark Plug Co., Ltd. (Japan)	16,720,000	—	—	16,720,000	1,808,868		334,804,598
Nexans SA (France)	1,690,258	—	—	1,690,258	921,224		80,183,497
Nidec Corp. (Japan)	4,674,200	2,406,300	—	7,080,500	2,668,257		494,021,577
Television Broadcasts, Ltd. (Hong Kong)	34,015,100	—	(1,448,100)	32,567,000	8,531,027		225,691,718
Wienerberger AG (Austria)	12,250,041	1,873,794	—	14,123,835	1,860,862		163,105,350
Yamaha Motor Co., Ltd. (Japan)	30,430,000	—	—	30,430,000	2,462,304		394,258,419

					$57,565,599		$7,279,613,481

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2013(a)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$34.64		$29.24	$35.71	$31.85	$21.90	$46.02
Income from investment operations:
Net investment income	0.59		0.76	0.78	0.51	0.41	0.97
Net realized and unrealized gain (loss)	1.28		5.39	(6.49)	3.85	9.98	(22.57)

Total from investment operations	1.87		6.15	(5.71)	4.36	10.39	(21.60)

Distributions to shareholders from:
Net investment income	—		(0.75)	(0.76)	(0.50)	(0.44)	(0.94)
Net realized gain	—		—	—	—	—	(1.58)

Total distributions	—		(0.75)	(0.76)	(0.50)	(0.44)	(2.52)

Net asset value, end of period	$36.51		$34.64	$29.24	$35.71	$31.85	$21.90

Total return	5.40%		21.03%	(15.97)%	13.69%	47.46%	(46.68)%
Ratios/supplemental data:
Net assets, end of period (millions)	$43,353		$40,556	$35,924	$43,406	$36,748	$25,020
Ratio of expenses to average net assets	0.64	%(b)	0.64%	0.64%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	3.27	%(b)	2.31%	2.23%	1.58%	1.58%	2.37%
Portfolio turnover rate	8%		10%	16%	15%	21%	35%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman Emeritus, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Former Chairman and Chief Executive Officer, Dodge & Cox

L. Dale Crandall, Independent Trustee

President, Piedmont Corporate Advisors, Inc.

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Chief Financial Officer of Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director of The Presidio Group

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Chairman and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/13 BF SAR       Printed on recycled paper

2013

Semi-Annual Report

June 30, 2013

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 12.6% for the six months ended June 30, 2013, compared to 7.1% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities). On June 30, the Fund’s net assets of $13.2 billion were invested in 72.9% stocks, 25.1% fixed income securities, and 2.0% cash.

MARKET COMMENTARY

U.S. equity markets rose to record highs during the first half of 2013, although stock prices retreated and interest rates increased toward the end of the period. Ben Bernanke, the Chairman of the Federal Reserve (the Fed), indicated that the central bank could wind down its bond buying program over the next year if it sees sustained economic improvement. Despite the negative market reaction to this announcement, we believe the long-term outlook for equities is encouraging as the Fed’s possible moderation of stimulus would be in response to further improvement in the economy. Recent economic statistics suggest that employment growth is continuing, housing activity is accelerating, and the U.S. economy is growing modestly. We acknowledge that challenges for the global economy remain, including slowing growth in China and other emerging markets, unrest in the Middle East, Turkey, and Brazil, and declining fiscal spending in the United States and abroad. Nevertheless, we remain optimistic about the long-term prospects for corporate earnings growth.

In fixed income, the rise in rates resulted in the worst six-month return for the Barclays U.S. Aggregate Bond Index since 1994. All major segments of the investment grade bond market registered negative returns during the period. Treasuries returned -2.1%(b) and investment-grade corporate bonds returned -3.4%, underperforming comparable-duration Treasuries by 0.3 percentage points as corporate risk premiums increased sharply in June after contraction during the first five months of the year. Agency-guaranteed mortgage-backed securities(c) (MBS) returned -2.0% and underperformed similar-duration Treasuries by 0.5 percentage points. Elevated prepayment speeds and concerns about the Fed tapering its MBS purchases have weighed on the MBS sector.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our three- to five-year outlook for the Fund’s equity and fixed income holdings. On June 30, the S&P 500 was trading at 14 times forward estimated earnings, which is an advantageous starting point for future equity returns. We believe that prospective fixed income returns are less attractive than equities due to low current interest rates. On June 30, the yield of the Barclays U.S. Agg and the Treasury sector were near historical lows (2.36% and 1.23%, respectively). At the same time, the duration of the Barclays U.S. Agg is at a record high. For these reasons, we believe that a high weighting in equities and a low weighting in fixed income is appropriate, given the prospects for higher inflation in the future. The Fund’s 72.9% weighting in stocks and 25.1% weighting in fixed income securities with a portfolio duration at the end of the period that is 76% of the Barclays U.S. Agg (4.2 versus 5.5 years) reflects this view.

Equity Strategy

Persistence has been a key element of the equity portfolio’s strong performance. Share prices can fluctuate much more than business fundamentals. Our ability to make investment decisions based on fundamentals stems from our long-term, patient approach, independent research effort, and experience through different economic conditions.

Selected holdings in the Technology, Media, and Telecom (37.7% of the portfolio compared to 24.4% for the S&P 500) area of the market and the Financials sector (23.6% compared to 16.7% for the S&P 500) particularly illustrate how our persistence has aided recent performance. Sprint(d) and Charles Schwab are two such examples.

Sprint. Sprint, the third largest cellular carrier in the United States, is a 2.2% position in the equity portfolio. Since the Fund’s initial equity investment in 2006, the company has faced a difficult competitive environment, lost market share to Verizon Wireless and AT&T (the two largest carriers in the United States), and struggled to assimilate Nextel, which it acquired in 2005. In addition, overall economic weakness and the 2008-2009 equity

PAGE 1 ▪ DODGE & COX BALANCED FUND

market decline impacted profitability. As a result of these challenges, Sprint’s share price dropped significantly from the Fund’s initial purchase price. By mid 2012, the broader economy and equity markets had recovered from the lows of 2009, but Sprint continued to struggle.

Throughout this period, we continually reassessed the company’s major risks and challenges, including its competitive position, balance sheet, cash flow, and capital spending needs. We also evaluated the value of the company’s customer base, and its other assets, including its ownership stake in Clearwire. Concluding that the shares had significant potential, we decided to add meaningfully to the portfolio’s position during 2012. Importantly, our analysis compared the existing price to what we believed the long-term value could be; the initial purchase price did not cloud our analysis.

Recently, the combination of stabilizing market share and continued progress on infrastructure upgrade projects was partly recognized by investors, and Softbank’s offer to buy a controlling interest in Sprint and improve funding caused the shares to move even higher. During the past 12 months, Sprint (up 115%) was one of the largest contributors to the portfolio’s outperformance.

Charles Schwab. In 2010, the Fund initiated a position in Charles Schwab (a leading U.S. brokerage company) due to its durable business franchise, strong market position, growth prospects, and attractive valuation. As a result of the low interest rate environment in the United States, Schwab had waived some of the fees it charged customers on money market funds and its net interest margin substantially compressed. We believed that the company’s revenues and earnings would be significantly higher in a more normal interest rate environment. However, starting in late 2010, the Fed announced additional rounds of quantitative easing and interest rates continued to drop.

Throughout 2011 and 2012, we reaffirmed our investment thesis with the belief that a return to a more normal rate environment could dramatically increase profitability. Through our meetings with management, we were able to assess the company’s investment merits and risks, all in the context of valuation. Schwab’s highly scalable business model, excellent market position, growing customer base, focused corporate culture, and capable management team were attractive to us. In addition, founder and Chairman Charles Schwab’s ownership stake aligned his interests with those of public investors. These factors remain the underpinnings of our current investment thesis.

After considering the regulatory, interest rate, and credit risks inherent in Schwab’s business model, we added to the Fund’s position in Schwab multiple times throughout 2011 and 2012. The company stands to benefit from a rise in short-term interest rates. Accordingly, investors have responded to the Fed’s recent announcements and Schwab’s stock price is up 49% year to date. Schwab is a 2.8% position in the portfolio.

Fixed Income Strategy

We have been especially mindful of interest rate risk in recent years as rates declined to record lows. This decline in rates reduced the yield and increased the duration of the Barclays U.S. Agg to historic levels. To mitigate the risk posed by rising rates, we positioned the fixed income portfolio with a duration that was substantially lower than the Barclays U.S. Agg (3.7 versus 5.1 years) as of December 31, 2012. At the same time, the portfolio had a higher yield than the Barclays U.S. Agg (2.54% versus 1.74%). Due to the recent increase in rates, our conservative duration position meaningfully contributed to the portfolio’s outperformance during the period.

Although the yield of the intermediate and long Treasury sectors rose by 37 basis points and 64 basis points, respectively, during the period, nominal and inflation-adjusted interest rates remain extremely low by historical measures. We modestly extended the duration of the portfolio toward the end of the period due to the rise in rates and a steeper yield curve. We accomplished this primarily by reducing our short 10-year Treasury futures position from 4.0% of Fund net assets at year-end to 1.1%, resulting in a slight increase in the effective duration of the portfolio. Incorporating this modest extension, the portfolio’s duration remains well below the duration of the Barclays U.S. Agg.

The area of greatest portfolio change during the period was an increase in the Agency MBS weighting. We increased our allocation to MBS to 35% during the period (versus 29% for the Barclays U.S. Agg), up from 30% at year end. We funded this increase with a reduction in the

DODGE & COX BALANCED FUND ▪ PAGE 2

Corporate weighting from 49% to 44% (versus 21% for the Barclays U.S. Agg) as we trimmed exposures to certain financial sector issuers that had performed well in the first quarter. Prior to the Fed’s announcement in June, corporate yield premiums had declined, and we trimmed a number of holdings that had performed well (e.g., State of California taxable bonds, Wells Fargo, and General Electric). We also purchased subordinated debt of certain financial issuers where we saw compelling relative-value opportunities versus senior debt (including JPMorgan, Citigroup, and Royal Bank of Scotland). After the Fed announcement, corporate yield premiums increased at the same time that interest rates rose, an atypical situation. We subsequently raised our target weightings in a number of issuers that were negatively affected by these developments, primarily subordinated obligations of financial institutions and certain taxable municipal securities.

IN CLOSING

We are encouraged by the strong results for the Fund so far this year, and believe the equity and fixed income portfolios are well positioned for the future. Areas of emphasis in the equity portfolio are the Information Technology, Financials, Health Care, and Consumer Discretionary (Media) sectors, where portfolio holdings are well capitalized and trade at reasonable valuations. We are constructive on the long-term outlook for the U.S. and global economies, but do not believe a robust macroeconomic environment is necessary for the Fund to perform well over our investment horizon. Current equity valuations are reasonable at 14 times forward estimated earnings for the S&P 500. With Treasury rates near historic lows and credit spreads normalizing, future total returns for fixed income securities seem likely to be dependent upon market yields, which have been increasing.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

July 30, 2013

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2013.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX BALANCED FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 5.5 percentage points year to date. The Fund’s higher allocation to equities had a positive impact on relative results.

EQUITY PORTFOLIO

▪

Strong returns for the portfolio’s holdings in the Information Technology sector (up 26% compared to up 6% for the S&P 500 sector) contributed significantly to relative results. Hewlett-Packard (up 76%) and Microsoft (up 31%), both large positions in the portfolio, had the greatest impact on relative results.

▪	Within the Telecommunication Services sector, Sprint Nextel (up 24%) was a particularly strong performer.
▪	The portfolio’s holdings in the Industrials sector underperformed (up 9% compared to up 14%) relative to the S&P 500 sector.
▪	Weak relative returns for the portfolio’s holdings in the Consumer Staples sector (up 10% compared to up 15% for the S&P 500 sector) hurt relative results.

FIXED INCOME PORTFOLIO

▪	The portfolio’s shorter relative duration (73% of the Barclays U.S. Agg’s duration) added to relative returns.
▪	Many of the portfolio’s lower-rated corporate holdings performed well, including Bank of America capital securities, Dillard’s, HCA, Hewlett-Packard, Vulcan Materials, and Xerox.
▪	The portfolio’s large overweight position (roughly three times that of the Barclays U.S. Agg) in the Financial Institutions sub-sector added to relative returns.
▪	The portfolio’s overweight position in corporate bonds (49% versus 22% for the Barclays U.S. Agg) hurt returns given the underperformance of the Corporate sector.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 25 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a ten-member committee with an average tenure of 18 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX BALANCED FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2013

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	22.92%	7.17%	7.18%	9.45%
Combined Index(a)	11.70	6.72	6.46	7.84
S&P 500	20.60	7.01	7.30	8.66
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	-0.67	5.20	4.53	5.86

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2013	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,126.00	$2.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.15	2.67
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	June 30, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$87.00
Total Net Assets (billions)	$13.2
30-Day SEC Yield(a)	1.60%
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/13 to 6/30/13, unannualized)	11%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 18 years.

STOCK PORTFOLIO(72.9%)	Fund
Number of Stocks	71
Median Market Capitalization (billions)	$24
Price-to-Earnings Ratio(b)	12.4x
Foreign Stocks not in the S&P 500(c)	11.4%

SECTOR DIVERSIFICATION(%) (FIVE LARGEST)
Financials	17.2
Information Technology	17.0
Health Care	13.3
Consumer Discretionary	9.8
Energy	5.4

TEN LARGEST STOCKS(%)(d)
Hewlett-Packard Co.	2.9
Wells Fargo & Co.	2.9
Capital One Financial Corp.	2.9
Microsoft Corp.	2.6
Comcast Corp.	2.4
Merck & Co., Inc.	2.1
Charles Schwab Corp.	2.1
Sanofi (France)	2.1
Time Warner, Inc.	2.1
GlaxoSmithKline PLC (United Kingdom)	2.0

ASSET ALLOCATION

FIXED INCOME PORTFOLIO(25.1%)	Fund
Number of Fixed Income Securities	295
Effective Maturity (years)(e)	7.1
Effective Duration (years)(f)	4.2

SECTOR DIVERSIFICATION(%)
U.S. Treasury(e)	2.6
Government-Related	2.4
Mortgage-Related	8.8
Corporate	10.9
Asset-Backed	0.4

CREDIT QUALITY(%)(g)
U.S. Treasury/Agency/GSE(e)	11.6
Aaa	0.4
Aa	1.1
A	2.8
Baa	6.5
Ba	1.7
B	1.0

FIVE LARGEST CORPORATE ISSUERS(%)(d)
Bank of America Corp.	0.6
Citigroup, Inc.	0.5
Ford Motor Credit Co.	0.5
Macy’s, Inc.	0.5
Burlington Northern Santa Fe, LLC	0.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign stocks are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 1.1% of the Fund’s net assets). If exposure to Treasury futures contracts had been included, the effective maturity would be 0.3 years lower.

(f)	Data as presented includes the effect of Treasury futures contracts.
(g)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. Please note the Fund applies the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS: 72.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 9.4%
CONSUMER DURABLES & APPAREL: 0.7%
Coach, Inc.	850,000	$48,526,500
Panasonic Corp. ADR(a),(b) (Japan)	5,997,887	48,522,906

		97,049,406
MEDIA: 8.0%
Comcast Corp., Class A	7,509,774	314,509,335
DISH Network Corp., Class A(a)	1,373,682	58,408,959
News Corp., Class A	5,712,200	186,217,720
Time Warner Cable, Inc.	1,983,883	223,147,160
Time Warner, Inc.	4,687,066	271,006,156

		1,053,289,330
RETAILING: 0.7%
CarMax, Inc.(a)	776,000	35,820,160
Liberty Interactive, Series A(a)	2,719,650	62,579,146

		98,399,306

		1,248,738,042
CONSUMER STAPLES: 1.1%
FOOD & STAPLES RETAILING: 0.9%
Wal-Mart Stores, Inc.	1,521,900	113,366,331

FOOD, BEVERAGE & TOBACCO: 0.2%
Unilever PLC ADR(b) (United Kingdom)	772,400	31,243,580

		144,609,911
ENERGY: 5.4%
Apache Corp.	1,100,000	92,213,000
Baker Hughes, Inc.	3,362,079	155,092,704
Chevron Corp.	1,528,579	180,892,039
Schlumberger, Ltd.(b) (Curacao/United States)	3,386,521	242,678,095
Weatherford International, Ltd.(a),(b) (Switzerland)	2,825,318	38,706,857

		709,582,695
FINANCIALS: 17.2%
BANKS: 4.2%
BB&T Corp.	1,839,584	62,325,106
HSBC Holdings PLC ADR(b) (United Kingdom)	970,561	50,372,116
SunTrust Banks, Inc.	1,704,490	53,810,749
Wells Fargo & Co.	9,338,506	385,400,143

		551,908,114
DIVERSIFIED FINANCIALS: 10.8%
Bank of America Corp.	15,865,600	204,031,616
Bank of New York Mellon Corp.	7,789,800	218,503,890
Capital One Financial Corp.	6,062,659	380,795,612
Charles Schwab Corp.	12,849,900	272,803,377
Goldman Sachs Group, Inc.	1,463,000	221,278,750
JPMorgan Chase & Co.	1,549,900	81,819,221
McGraw-Hill Companies, Inc.	967,971	51,486,377

		1,430,718,843

	SHARES	VALUE
INSURANCE: 2.2%
AEGON NV(b) (Netherlands)	17,039,995	$115,190,366
Genworth Financial, Inc., Class A(a)	6,404,200	73,071,922
Metlife, Inc.	2,100,000	96,096,000

		284,358,288

		2,266,985,245
HEALTH CARE: 13.3%
HEALTH CARE EQUIPMENT & SERVICES: 1.7%
Boston Scientific Corp.(a)	10,133,300	93,935,691
Cigna Corp.	806,216	58,442,598
Medtronic, Inc.	1,100,200	56,627,294
UnitedHealth Group, Inc.	194,800	12,755,504

		221,761,087
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.6%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	5,310,600	265,370,682
Merck & Co., Inc.	6,036,975	280,417,489
Novartis AG ADR(b) (Switzerland)	3,635,000	257,030,850
Pfizer, Inc.	7,866,217	220,332,738
Roche Holding AG ADR(b) (Switzerland)	3,960,000	244,985,400
Sanofi ADR(b) (France)	5,295,165	272,753,949

		1,540,891,108

		1,762,652,195
INDUSTRIALS: 5.0%
CAPITAL GOODS: 2.3%
General Electric Co.	11,112,200	257,691,918
Koninklijke Philips NV(b) (Netherlands)	1,633,342	44,410,569

		302,102,487
COMMERCIAL & PROFESSIONAL SERVICES: 1.2%
ADT Corp.(a)	1,787,717	71,240,523
Pitney Bowes, Inc.	362,662	5,323,878
Tyco International, Ltd.(b) (Switzerland)	2,295,434	75,634,550

		152,198,951
TRANSPORTATION: 1.5%
FedEx Corp.	2,034,554	200,566,333

		654,867,771
INFORMATION TECHNOLOGY: 17.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Maxim Integrated Products, Inc.	1,394,300	38,733,654

SOFTWARE & SERVICES: 8.7%
Adobe Systems, Inc.(a)	2,904,597	132,333,439
Amdocs, Ltd.(b) (Guernsey/United States)	1,376,700	51,061,803
AOL, Inc.(a)	689,074	25,137,420
Cadence Design Systems, Inc.(a)	1,570,700	22,743,736

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

COMMON STOCKS (continued)

	SHARES	VALUE
Computer Sciences Corp.	1,321,032	$57,821,571
Compuware Corp.	2,267,588	23,469,536
eBay, Inc.(a)	1,287,031	66,565,243
Google, Inc., Class A(a)	161,000	141,739,570
Microsoft Corp.	9,994,900	345,123,897
Symantec Corp.	8,594,000	193,107,180
Synopsys, Inc.(a)	2,690,100	96,171,075

		1,155,274,470
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.0%
Corning, Inc.	6,785,000	96,550,550
Hewlett-Packard Co.	15,550,412	385,650,218
Molex, Inc.	111,600	3,274,344
Molex, Inc., Class A	2,269,828	56,427,924
NetApp, Inc.	3,408,985	128,791,453
Nokia Corp. ADR(a),(b) (Finland)	24,740,260	92,528,572
TE Connectivity, Ltd.(b) (Switzerland)	2,970,536	135,278,209
Xerox Corp.	16,745,150	151,878,511

		1,050,379,781

		2,244,387,905
MATERIALS: 2.0%
Celanese Corp., Series A	2,015,960	90,315,008
Domtar Corp.	153,391	10,200,501
Dow Chemical Co.	3,564,354	114,665,268
Vulcan Materials Co.	919,377	44,507,041

		259,687,818
TELECOMMUNICATION SERVICES: 2.1%
Sprint Nextel Corp.(a)	30,807,200	216,266,544
Vodafone Group PLC ADR(b) (United Kingdom)	2,276,898	65,438,049

		281,704,593

TOTAL COMMON STOCKS (Cost $7,595,208,019)		$9,573,216,175

PREFERRED STOCKS: 0.4%
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBC Universal Enterprise, Inc. 5.25%(d)	51,900	51,900,000

TOTAL PREFERRED STOCKS (Cost $51,900,000)		$51,900,000

FIXED INCOME SECURITIES: 25.1%

	PAR VALUE	VALUE
U.S. TREASURY: 2.6%
U.S. Treasury Note
0.375%, 7/31/13	$51,300,000	$51,312,004
0.75%, 8/15/13	62,200,000	62,251,004
0.25%, 10/31/13	55,000,000	55,027,940
0.25%, 11/30/13	48,205,000	48,233,248
0.25%, 1/31/14	119,075,000	119,163,354

		335,987,550

	PAR VALUE	VALUE
GOVERNMENT-RELATED: 2.4%
FEDERAL AGENCY: 0.3%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$95,613	$97,059
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	361,112	380,545
Series 97-20F, 7.20%, 6/1/17	520,073	564,369
Series 97-20I, 6.90%, 9/1/17	815,328	870,254
Series 98-20D, 6.15%, 4/1/18	812,288	872,614
Series 98-20I, 6.00%, 9/1/18	679,290	732,925
Series 99-20F, 6.80%, 6/1/19	714,677	785,561
Series 00-20D, 7.47%, 4/1/20	1,866,088	2,075,869
Series 00-20E, 8.03%, 5/1/20	925,638	1,044,017
Series 00-20G, 7.39%, 7/1/20	1,343,812	1,492,986
Series 00-20I, 7.21%, 9/1/20	972,198	1,079,836
Series 01-20E, 6.34%, 5/1/21	2,356,073	2,589,620
Series 01-20G, 6.625%, 7/1/21	2,466,347	2,728,272
Series 03-20J, 4.92%, 10/1/23	7,858,204	8,596,466
Series 07-20F, 5.71%, 6/1/27	6,079,409	6,793,659

		30,704,052
FOREIGN AGENCY: 0.5%
Export-Import Bank of Korea(b) (South Korea) 4.00%, 1/11/17	15,000,000	15,695,850
Petroleo Brasileiro SA(b) (Brazil)
5.375%, 1/27/21	27,410,000	27,538,663
4.375%, 5/20/23	20,475,000	18,782,577

		62,017,090
LOCAL AUTHORITY: 1.5%
California Taxable General Obligation
7.50%, 4/1/34	31,190,000	40,430,973
7.55%, 4/1/39	20,250,000	27,115,560
7.30%, 10/1/39	13,730,000	17,717,467
7.625%, 3/1/40	5,500,000	7,387,435
Illinois Taxable General Obligation
4.961%, 3/1/16	1,900,000	2,032,772
5.365%, 3/1/17	26,055,000	28,354,614
5.665%, 3/1/18	22,940,000	25,138,111
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	19,000,000	23,296,280
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	22,075,000	28,418,693

		199,891,905
SOVEREIGN: 0.1%
Kingdom of Spain(b) (Spain) 4.00%, 3/6/18(d)	16,000,000	15,952,502

		308,565,549
MORTGAGE-RELATED: 8.8%
FEDERAL AGENCY CMO & REMIC: 1.9%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.225%, 2/15/25	567,338	649,926

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 1995-2C 3A, 8.793%, 6/15/25	$264,247	$322,275
Trust 2002-1 2J, 6.50%, 8/15/31	15,450,000	17,919,868
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	853,875	1,008,818
Trust 2002-33 A1, 7.00%, 6/25/32	2,705,214	3,140,626
Trust 2002-86, 6.00%, 8/25/32	1,214,349	1,240,739
Trust 2005-W4 1A2, 6.50%, 8/25/35	11,007,517	12,581,780
Trust 2009-66 ET, 6.00%, 5/25/39	15,579,634	16,897,874
Trust 2009-30 AG, 6.50%, 5/25/39	8,342,170	9,084,582
Trust 2001-T7 A1, 7.50%, 2/25/41	2,427,885	2,733,727
Trust 2001-T4 A1, 7.50%, 7/25/41	2,250,854	2,726,181
Trust 2001-T8 A1, 7.50%, 7/25/41	2,329,017	2,730,400
Trust 2001-W3 A, 7.00%, 9/25/41	1,933,797	2,216,924
Trust 2001-T10 A2, 7.50%, 12/25/41	2,085,163	2,415,722
Trust 2002-W6 2A1, 6.548%, 6/25/42	2,410,741	2,729,590
Trust 2002-W8 A2, 7.00%, 6/25/42	2,795,364	3,223,620
Trust 2003-W2 1A1, 6.50%, 7/25/42	4,715,181	5,449,070
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,865,562	2,187,179
Trust 2003-W4 4A, 7.156%, 10/25/42	2,930,784	3,443,375
Trust 2012-121 NB, 7.00%, 11/25/42	6,403,642	7,150,294
Series 2012-134 FK, 0.543%, 12/25/42	19,508,601	19,503,041
Series 2013-15 FA, 0.543%, 3/25/43	28,503,024	28,626,157
Trust 2004-T1 1A2, 6.50%, 1/25/44	3,158,761	3,640,680
Trust 2004-W2 5A, 7.50%, 3/25/44	7,884,658	9,269,890
Trust 2004-W8 3A, 7.50%, 6/25/44	1,193,276	1,408,857
Trust 2009-11 MP, 7.00%, 3/25/49	19,595,097	21,898,442
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	61,895	62,122
Series 1078 GZ, 6.50%, 5/15/21	316,391	343,609
Series (GN) 16 PK, 7.00%, 8/25/23	4,204,013	4,752,523
Series T-48 1A4, 5.538%, 7/25/33	41,614,431	45,629,724
Series T-051 1A, 6.50%, 9/25/43	277,338	326,584
Series T-59 1A1, 6.50%, 10/25/43	15,064,060	17,714,129

		253,028,328
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 6.9%
Fannie Mae, 15 Year
4.00%, 2/1/27	67,891,480	71,570,707
6.00%, 7/1/16-3/1/22	13,087,484	13,918,644
6.50%, 12/1/14-11/1/18	15,486,924	16,487,853
7.00%, 11/1/18	1,228,019	1,307,075
7.50%, 9/1/15-8/1/17	5,731,834	6,033,403
Fannie Mae, 20 Year
4.00%, 11/1/30	13,696,011	14,283,641
6.50%, 1/1/22-10/1/26	5,806,491	6,507,655
Fannie Mae, 30 Year
5.50%, 7/1/33-8/1/37	39,650,504	43,478,214
6.00%, 9/1/36-5/1/41	205,044,300	223,968,434
6.50%, 12/1/28-8/1/39	83,555,339	92,842,532
7.00%, 4/1/37-8/1/37	21,795,954	24,553,142
Fannie Mae, Hybrid ARM
1.983%, 1/1/35	5,092,849	5,409,690
2.197%, 9/1/34	3,049,369	3,211,345
2.335%, 12/1/34	3,442,273	3,578,946
2.487%, 1/1/35	2,227,247	2,371,829

	PAR VALUE	VALUE
2.533%, 8/1/35	$2,873,107	$3,048,179
3.343%, 6/1/41	37,989,960	39,552,674
3.604%, 8/1/38	7,730,933	8,241,278
Fannie Mae, Multifamily DUS
Pool 555728, 4.007%, 8/1/13	75,188	75,184
Pool 735387, 4.907%, 4/1/15	5,196,184	5,464,213
Pool 555806, 5.187%, 10/1/13	736,664	736,105
Pool 461628, 5.32%, 4/1/14	4,796,255	4,847,869
Pool 462086, 5.355%, 11/1/15	18,314,920	19,747,751
Freddie Mac, 30 Year
6.00%, 2/1/39	8,601,230	9,316,404
Freddie Mac, Hybrid ARM
2.343%, 4/1/37	3,811,522	4,052,763
2.711%, 5/1/34	4,856,044	5,180,178
2.941%, 2/1/38	10,435,681	11,072,570
4.371%, 10/1/38	5,632,228	5,995,808
5.849%, 7/1/38	1,483,461	1,579,886
6.023%, 9/1/37	2,629,502	2,838,425
Freddie Mac Gold, 15 Year
4.00%, 3/1/25-11/1/26	81,524,295	85,599,321
4.50%, 9/1/26	25,998,870	27,373,906
6.00%, 2/1/18	1,781,886	1,889,229
6.50%, 7/1/14-3/1/18	6,825,619	7,217,465
7.00%, 4/1/15	254	255
7.75%, 7/25/21	649,611	745,853
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	9,588,961	10,625,483
Freddie Mac Gold, 30 Year
5.50%, 11/1/37-8/1/40	35,475,873	38,113,870
6.00%, 9/1/37-3/1/40	38,443,667	41,660,832
6.50%, 9/1/18-4/1/33	15,425,032	17,364,238
7.00%, 11/1/37-9/1/38	19,555,312	22,120,341
7.47%, 3/17/23	149,679	159,974
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	1,616,945	1,843,998
7.97%, 4/15/20-1/15/21	805,670	898,441

		906,885,603
PRIVATE LABEL CMO & REMIC: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	1,278,861	1,385,330

		1,161,299,261
ASSET-BACKED: 0.4%
CREDIT CARD: 0.2%
Chase Issuance Trust Series 2012-A8, 0.54%, 10/16/17	33,900,000	33,650,530
STUDENT LOAN: 0.2%
SLM Student Loan Trust
Series 2012-E A2A, 2.09%, 6/15/45(d)	13,775,000	13,469,663
Series 2012-B A2, 3.48%, 10/15/30(d)	9,725,000	10,161,964

		23,631,627

		57,282,157

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CORPORATE: 10.9%
FINANCIALS: 4.4%
Ally Financial, Inc. 4.50%, 2/11/14	$43,330,000	$43,698,305
American International Group, Inc.
4.25%, 9/15/14	4,750,000	4,925,954
8.25%, 8/15/18	14,935,000	18,521,536
Bank of America Corp.
5.30%, 3/15/17	37,540,000	40,715,283
7.625%, 6/1/19	4,140,000	4,975,349
6.625%, 5/23/36(c)	33,500,000	37,185,000
Boston Properties, Inc.
5.625%, 4/15/15	5,900,000	6,363,286
5.875%, 10/15/19	7,960,000	9,174,616
5.625%, 11/15/20	3,850,000	4,369,492
3.85%, 2/1/23	7,800,000	7,659,818
3.125%, 9/1/23	9,225,000	8,521,133
3.80%, 2/1/24	6,400,000	6,285,715
Capital One Financial Corp.
3.50%, 6/15/23(d)	35,121,500	33,060,465
Cigna Corp.
7.65%, 3/1/23	9,525,000	11,745,954
7.875%, 5/15/27	12,675,000	15,870,927
8.30%, 1/15/33	8,845,000	11,084,584
Citigroup, Inc.
6.125%, 11/21/17	26,825,000	30,487,927
4.05%, 7/30/22	7,500,000	7,208,295
7.875%, 10/30/40(c)	25,636,825	28,651,716
Equity Residential
4.625%, 12/15/21	12,500,000	13,240,662
3.00%, 4/15/23	3,000,000	2,757,066
General Electric Co.
5.50%, 1/8/20	20,970,000	23,643,381
4.375%, 9/16/20	8,475,000	8,971,804
4.625%, 1/7/21	3,350,000	3,579,167
Health Net, Inc. 6.375%, 6/1/17	10,250,000	10,647,187
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	3,982,643
6.50%, 5/2/36	25,990,000	28,812,150
6.50%, 9/15/37	8,940,000	9,938,500
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	23,042,000	30,800,472
Legg Mason, Inc. 5.50%, 5/21/19	14,375,000	15,163,033
Royal Bank of Scotland Group PLC(b) (United Kingdom)
4.375%, 3/16/16	7,900,000	8,362,284
5.625%, 8/24/20	6,225,000	6,751,816
6.125%, 12/15/22	18,170,000	17,290,027
SLM Corp.
3.875%, 9/10/15	7,625,000	7,701,654
6.00%, 1/25/17	14,285,000	14,927,825
4.625%, 9/25/17	3,900,000	3,841,500
8.45%, 6/15/18	11,855,000	13,159,050

	PAR VALUE	VALUE
Unum Group
7.19%, 2/1/28	$8,305,000	$9,242,533
7.25%, 3/15/28	2,030,000	2,322,998
6.75%, 12/15/28	11,368,000	12,486,418

		578,127,525
INDUSTRIALS: 6.5%
AT&T, Inc.
6.55%, 2/15/39	5,500,000	6,315,430
5.35%, 9/1/40	18,000,000	18,213,102
Boston Scientific Corp.
6.25%, 11/15/15	1,055,000	1,167,625
6.40%, 6/15/16	24,811,000	27,904,411
Burlington Northern Santa Fe, LLC(g)
8.251%, 1/15/21	849,554	1,008,401
4.967%, 4/1/23	8,107,460	8,884,085
5.72%, 1/15/24	10,756,492	12,220,274
5.342%, 4/1/24	11,461,319	12,701,814
5.629%, 4/1/24	17,759,220	20,267,481
Canadian Pacific Railway Ltd.(b) (Canada) 5.75%, 1/15/42	4,850,000	5,354,647
Comcast Corp.
6.30%, 11/15/17	5,865,000	6,929,797
5.875%, 2/15/18	4,475,000	5,224,639
6.45%, 3/15/37	4,998,000	5,976,104
6.95%, 8/15/37	1,700,000	2,139,838
Cox Communications, Inc.
5.50%, 10/1/15	4,705,000	5,167,906
5.875%, 12/1/16(d)	24,570,000	27,925,156
3.25%, 12/15/22(d)	4,075,000	3,833,866
2.95%, 6/30/23(d)	10,850,000	9,869,301
CSX Corp. 9.75%, 6/15/20	5,231,000	7,190,193
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	4,083,795
7.875%, 1/1/23	8,660,000	9,590,950
7.75%, 7/15/26	50,000	54,875
7.75%, 5/15/27	540,000	585,900
7.00%, 12/1/28	15,135,000	15,891,750
Dow Chemical Co.
8.55%, 5/15/19	21,553,000	27,498,955
7.375%, 11/1/29	15,330,000	19,317,742
9.40%, 5/15/39	4,890,000	7,156,784
Eaton Corp. PLC(b) (Ireland)
1.50%, 11/2/17(d)	2,885,000	2,800,516
2.75%, 11/2/22(d)	7,500,000	7,016,393
Enel SPA(b) (Italy)
6.80%, 9/15/37(d)	14,100,000	14,119,669
6.00%, 10/7/39(d)	2,500,000	2,308,755
FedEx Corp.
8.00%, 1/15/19	6,965,000	8,804,338
6.72%, 7/15/23	11,868,172	14,085,012
Ford Motor Credit Co.(g)
5.625%, 9/15/15	23,250,000	24,980,288
8.125%, 1/15/20	8,320,000	10,022,047
5.75%, 2/1/21	28,050,000	30,376,074

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
HCA, Inc.
6.75%, 7/15/13	4,600,000	$4,600,000
5.75%, 3/15/14	200,000	204,000
6.375%, 1/15/15	10,375,000	10,867,812
6.50%, 2/15/16	27,630,000	29,771,325
Hewlett-Packard Co. 3.30%, 12/9/16	14,955,000	15,524,008
Lafarge SA(b) (France)
6.20%, 7/9/15(d)	4,600,000	4,919,616
6.50%, 7/15/16	32,945,000	35,745,325
Liberty Interactive Corp.
8.50%, 7/15/29	9,462,000	10,360,890
8.25%, 2/1/30	7,291,000	7,801,370
Macy’s, Inc. 6.90%, 1/15/32	49,699,000	56,586,799
News Corp.
6.15%, 3/1/37	11,000,000	11,928,136
6.65%, 11/15/37	1,638,000	1,884,922
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	10,010,427
Reed Elsevier PLC(b) (United Kingdom)
8.625%, 1/15/19	4,901,000	6,100,721
3.125%, 10/15/22(d)	22,133,000	20,401,867
Sprint Nextel Corp. 6.00%, 12/1/16	15,150,000	15,983,250
Telecom Italia SPA(b) (Italy)
6.175%, 6/18/14	3,678,000	3,806,723
6.999%, 6/4/18	8,150,000	8,959,279
7.175%, 6/18/19	19,816,000	22,052,929
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	24,874,821
8.25%, 4/1/19	16,145,000	19,438,483
Time Warner, Inc.
7.625%, 4/15/31	26,950,000	33,971,903
7.70%, 5/1/32	8,080,000	10,273,106
Union Pacific Corp.
5.866%, 7/2/30	29,539,565	33,408,746
6.176%, 1/2/31	10,424,433	12,390,931
Vulcan Materials Co.
6.50%, 12/1/16	5,250,000	5,683,125
7.50%, 6/15/21	10,825,000	12,124,000
Xerox Corp.
6.35%, 5/15/18	28,585,000	32,760,697
5.625%, 12/15/19	11,115,000	12,270,404
4.50%, 5/15/21	2,875,000	2,965,545

		864,659,073

		1,442,786,598

TOTAL FIXED INCOME SECURITIES (Cost $3,131,232,918)		$3,305,921,115

SHORT-TERM INVESTMENTS: 1.7%
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	13,197,314	13,197,314

	PAR VALUE	VALUE

REPURCHASE AGREEMENT: 1.6%
Fixed Income Clearing Corporation(f) 0.01%, 7/1/13, maturity value $210,817,176	$210,817,000	$210,817,000

TOTAL SHORT-TERM INVESTMENTS (Cost $224,014,314)		$224,014,314

TOTAL INVESTMENTS (Cost $11,002,355,251)	99.7%	$13,155,051,604
OTHER ASSETS LESS LIABILITIES	0.3%	44,041,547

NET ASSETS	100.0%	$13,199,093,151

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, all such securities in total represented $217,739,733 or 1.6% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Federal Home Loan Bank 0.30%, 12/11/13 and U.S. Treasury Note 5.25%, 2/15/29. Total collateral value is $215,039,062.
(g)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes, the Fund uses the country designation of an appropriate broad-based market index. In that circumstance, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note – Short Position	1,137	Sep 2013	$(143,901,563)	$3,240,214

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2013
ASSETS:
Investments, at value (cost $11,002,355,251)	$13,155,051,604
Receivable for investments sold	30,050,829
Receivable for Fund shares sold	10,058,433
Receivable from broker for futures variation margin	1,339,556
Dividends and interest receivable	52,254,300
Prepaid expenses and other assets	80,051

13,248,834,773

LIABILITIES:
Payable for investments purchased	37,264,398
Payable for Fund shares redeemed	5,807,214
Management fees payable	5,440,612
Accrued expenses	1,229,398

49,741,622

NET ASSETS	$13,199,093,151

NET ASSETS CONSIST OF:
Paid in capital	$11,476,426,266
Undistributed net investment income	2,762,120
Accumulated net realized loss	(436,033,815)
Net unrealized appreciation	2,155,938,580

$13,199,093,151

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	151,716,653
Net asset value per share	$87.00

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2013
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,072,339)	$107,116,119
Interest	59,405,724

166,521,843

EXPENSES:
Management fees	32,025,732
Custody and fund accounting fees	182,990
Transfer agent fees	1,311,210
Professional services	100,327
Shareholder reports	130,999
Registration fees	103,602
Trustees fees	107,500
Miscellaneous	211,032

34,173,392

NET INVESTMENT INCOME	132,348,451

REALIZED AND UNREALIZED GAIN:
Net realized gain
Investments	572,625,130
Treasury futures contracts	8,085,572
Net change in unrealized appreciation
Investments	795,939,584
Treasury futures contracts	1,624,713

Net realized and unrealized gain	1,378,274,999

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,510,623,450

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$132,348,451	$275,246,139
Net realized gain	580,710,702	1,077,624,088
Net change in unrealized appreciation/depreciation	797,564,297	746,295,668

	1,510,623,450	2,099,165,895

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(131,822,354)	(275,763,170)
Net realized gain	—	—

Total distributions	(131,822,354)	(275,763,170)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	757,818,403	943,080,584
Reinvestment of distributions	124,919,257	262,462,160
Cost of shares redeemed	(1,279,750,064)	(3,032,125,676)

Net decrease from Fund share transactions	(397,012,404)	(1,826,582,932)

Total increase (decrease) in net assets	981,788,692	(3,180,207)

NET ASSETS:
Beginning of period	12,217,304,459	12,220,484,666

End of period (including undistributed net investment income of $2,762,120 and $2,236,023, respectively)	$13,199,093,151	$12,217,304,459

SHARE INFORMATION:
Shares sold	8,998,996	12,767,972
Distributions reinvested	1,471,365	3,526,509
Shares redeemed	(15,262,499)	(40,973,081)

Net decrease in shares outstanding	(4,792,138)	(24,678,600)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities (including certain preferred stocks) are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2013, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 1% to 4% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2013:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$9,573,216,175		$—
Preferred Stocks	—		51,900,000
Fixed Income Securities
U.S. Treasury	335,987,550		—
Government-Related	—		308,565,549
Mortgage-Related	—		1,161,299,261
Asset-Backed	—		57,282,157
Corporate	—		1,442,786,598
Short-term Investments
Money Market Fund	13,197,314		—
Repurchase Agreement	—		210,817,000

Total Securities	$9,922,401,039		$3,232,650,565

Other Financial Instruments
Treasury Futures Contracts	$3,240,214	(c)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013. There were no Level 3 securities at June 30, 2013 and December 31, 2012, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized appreciation on Treasury futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At June 30, 2013, the cost of investments for federal income tax purposes was $11,012,784,430.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Ordinary income	$131,822,354	$275,763,170
	($0.87 per share)	($1.655 per share)

Long-term capital gain	—	—

At June 30, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,541,838,928
Unrealized depreciation	(399,571,754)

Net unrealized appreciation	2,142,267,174
Undistributed ordinary income	2,762,120
Accumulated capital gain(a)	582,335,415
Capital loss carryforward(b)	(1,004,697,824)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2013 to June 30, 2013.
(b)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $1,080,412,179 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2013, amounted to $20,672 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2013, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $910,620,585 and $1,587,384,413, respectively. For the six months ended June 30, 2013, purchases and sales of U.S. government securities aggregated $548,867,454 and $297,230,452, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet

(Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 16

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2013(a)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$78.06		$67.45	$70.22	$64.03	$51.26	$81.00
Income from investment operations:
Net investment income	0.87		1.65	1.62	1.41	1.46	1.99
Net realized and unrealized gain (loss)	8.94		10.62	(2.77)	6.30	12.82	(28.44)

Total from investment operations	9.81		12.27	(1.15)	7.71	14.28	(26.45)

Distributions to shareholders from:
Net investment income	(0.87)		(1.66)	(1.62)	(1.52)	(1.51)	(1.95)
Net realized gain	—		—	—	—	—	(1.34)

Total distributions	(0.87)		(1.66)	(1.62)	(1.52)	(1.51)	(3.29)

Net asset value, end of period	$87.00		$78.06	$67.45	$70.22	$64.03	$51.26

Total return	12.60%		18.32%	(1.66)%	12.23%	28.37%	(33.57)%
Ratios/supplemental data:
Net assets, end of period (millions)	$13,199		$12,217	$12,220	$14,849	$15,448	$14,676
Ratio of expenses to average net assets	0.53	%(b)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.07	%(b)	2.21%	2.26%	2.13%	2.61%	2.85%
Portfolio turnover rate	11%		16%	19%	12%	19%	27%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 17 ▪ DODGE & COX BALANCED FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman Emeritus, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Former Chairman and Chief Executive Officer, Dodge & Cox

L. Dale Crandall, Independent Trustee

President, Piedmont Corporate Advisors, Inc.

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Chief Financial Officer of Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director of The Presidio Group

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Chairman and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 19 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2013, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

6/13 IF SAR       Printed on recycled paper

2013

Semi-Annual Report

June 30, 2013

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of -1.3% for the six months ended June 30, 2013, compared to -2.5% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg). On June 30, the Fund had net assets of $25.9 billion with a cash position of 1.7%.

MARKET COMMENTARY

Interest rates rose substantially in the first half of 2013, resulting in the worst six-month return for the Barclays U.S. Agg since 1994. In May, yields started moving higher and bond prices started decreasing amid concerns that the Federal Reserve (the Fed) would begin to taper its $85 billion-a-month bond buying program. This trend continued through June, and Fed Chairman Ben Bernanke’s June 19 announcement validated fears that the central bank could wind down its purchases over the next 12 months if it sees sustained economic improvement. Positive economic data, including rising home prices and auto sales, strengthening consumer confidence, and employment growth, also contributed to the rise in yields. Notwithstanding this positive momentum, risks to the economic recovery remain. Negative effects of tax increases and government spending cuts, a prolonged European recession, or a further slowdown of the Chinese economy may weigh on the global economic recovery. Some of these headwinds have already contributed to the tepid pace of growth in the first half of 2013.

All major segments of the investment-grade bond market registered negative returns during the period. The increase in rates led to a -2.1% return for the Treasury sector,(a) while investment-grade corporate bonds returned -3.4%, underperforming comparable-duration Treasuries by 0.3 percentage points as corporate risk premiums increased sharply in June after contraction during the first five months of the year. Within Corporates, returns from the Financial Institutions (-1.9%) sub-sector meaningfully exceeded those of the Industrials (-4.1%) and Utility (-4.0%) sub-sectors. Agency-guaranteed mortgage-backed securities(b) (MBS) returned -2.0% and underperformed similar-duration Treasuries by 0.5 percentage points. Elevated prepayment speeds and concerns about the Fed tapering its MBS purchases have weighed on the MBS sector.

INVESTMENT STRATEGY

During periods of rapid market change, we believe it is especially important to hold true to our long-standing investment philosophy. We manage the Fund with a long-term perspective and an investment horizon of three to five years. Construction of the portfolio occurs on a bottom-up basis, with a strong focus on fundamental security-level research and the relative valuation of investment opportunities within and between sectors. Our primary objective is to seek a high and stable rate of current income, consistent with long-term preservation of capital, while maintaining a diversified and high quality portfolio (73.4%(c)(d) of the Fund’s holdings are rated A- or higher).

Over the past six months, we meaningfully increased the Fund’s Agency MBS weighting from 29% to 35% (compared to 29% at June 30 for the Barclays U.S. Agg). We funded this increase by reducing the Treasury weighting from 13% to 7%, leading to an even more significant underweight position in Treasuries versus the Barclays U.S. Agg’s 37% Treasury weighting. Our corporate allocation declined modestly from 47% to 45% (versus 21% for the Barclays U.S. Agg) as we trimmed exposures to certain financial sector issuers that had performed well in the first quarter.

Duration Positioning

As we mentioned in our 2012 Annual Shareholder Letter, we have been especially mindful of interest rate risk in recent years as rates declined to record lows, which has increased the duration and reduced the yield of the Barclays U.S. Agg to historic levels. To mitigate the risk posed by rising rates, we positioned the Fund at the beginning of the period with a portfolio duration that was substantially lower than the Barclays U.S. Agg (3.7 versus 5.1 years). At the same time, the portfolio had a higher yield than the Barclays U.S. Agg (2.23% versus 1.74%) at the start of the period due to our overweight allocation to credit-sensitive instruments. Due to the recent increase in rates, the Fund’s conservative duration position meaningfully contributed to its outperformance during the period.

PAGE 1 ▪ DODGE & COX INCOME FUND

Although the yield of the intermediate and long Treasury sectors rose by 37 basis points and 64 basis points, respectively, during the period, nominal and inflation-adjusted interest rates remain extremely low by historical measures. We modestly extended the duration of the Fund toward the end of the period due to the rise in rates and a steeper yield curve. We accomplished this primarily by reducing our short 10-year Treasury futures position from 7.8% of Fund net assets to 2.0%, resulting in a slight increase in the effective duration of the Fund. Incorporating this modest extension, the Fund’s duration remained well below the duration of the Barclays U.S. Agg (4.1 versus 5.5 years). Given the improving footing of the U.S. economy, continuing accommodative monetary policy in the United States and abroad, and the increasing likelihood that the Fed will end its asset purchase program sometime in 2014, we believe the current duration positioning is appropriate from a risk/reward perspective. The negative impact on asset values from even modest increases in rates was well demonstrated during the first half of the year when long Treasuries returned -7.8%. Over our three- to five-year investment horizon, we see rates increasing further as unemployment and economic growth normalize and the Fed reduces its accommodative stance.

Increase in MBS Portfolio — Lower Valuations, Declining Refinancing Risks

The mortgage portfolio of the Fund consists almost entirely of Agency MBS, which are backed by a U.S. government-related entity. The Fund’s investments in Agency MBS are driven by an analysis of the risk-adjusted total return potential of each security versus short-to-intermediate duration investment alternatives.

The Fund’s MBS weighting has fluctuated a great deal over the past year and a half. At the beginning of 2012, the Fund’s weighting in Agency MBS was 41%. We reduced this weighting substantially during the course of 2012, reaching a low point of 27% in September 2012. Since then, we have increased the Agency MBS weighting again to 35%. These changes have occurred for a variety of fundamental reasons.

The primary risk related to the Fund’s MBS holdings is prepayment speeds. A significant portion of the Fund’s mortgage portfolio consists of MBS pools backed by loans with interest rates greater than or equal to 6.0%. As current mortgage rates are closer to 3.5%, these higher coupon pools trade at a significant premium to par. Faster prepayments mean a loss of this premium (as prepayments are passed through at par or $100) as well as a loss of above-market coupon income. We reduced the Fund’s MBS weighting during 2012 due to our concerns regarding the increased ability of borrowers with higher coupon mortgages to refinance under the expanded Home Affordable Refinance Program (HARP 2.0). These concerns were justified as prepayment rates on higher-coupon Agency MBS rose from 24% in December 2011 to 41% in December 2012.(e)

Late this spring, we increased the Fund’s Agency MBS weighting once again, primarily in higher coupon pools. We did so because we believe the total return prospects for these MBS have improved for a few reasons. First, prices have declined over the past year, offering a better entry point. Second, loan balances in these pools continue to decline, reducing the attractiveness of refinancing for the borrower. Third, the remaining borrowers in these pools continue to pay above-market rates despite an improving economy, increasing housing prices, and a high incentive to refinance at lower rates, leading us to conclude that their susceptibility to early repayment is low. Accordingly, we believe that these MBS should outperform comparable duration Treasuries in a wide range of interest rate scenarios and market environments.

Corporate Fundamentals and Outlook

Corporate securities represented 45% of the Fund, with 52 issuers across every major corporate sub-sector. The Fund’s current overweight position in corporate bonds is driven by a few key factors. Corporate bond yield premiums remain higher than long-term medians. Although these premiums have contracted over the past twelve months, the yield on investment grade corporate bonds looks attractive compared to comparable duration Treasuries. In addition, industrial and financial company balance sheets are strong, with notable improvements in the financial sector from a liquidity, capitalization, and asset-quality perspective.

Portfolio changes in the Corporate sector during the period were driven by issuer fundamentals and rapidly changing valuations. Prior to the Fed’s announcement in

DODGE & COX INCOME FUND ▪ PAGE 2

June, corporate yield premiums had declined, and we trimmed a number of holdings that had performed well (e.g., State of California taxable bonds, Wells Fargo, and JPMorgan senior debt).(f) We also purchased subordinated debt of certain financial issuers where we saw compelling relative-value opportunities versus senior debt (including JPMorgan, Citigroup, and Royal Bank of Scotland). After the Fed announcement, corporate yield premiums increased at the same time that interest rates rose, an atypical situation. We subsequently raised our target weightings in a number of issuers that were negatively affected by these developments, primarily subordinated obligations of financial institutions and certain taxable municipal securities.

IN CLOSING

Volatility returned to the bond market in the first half of 2013 and the yield on the Barclays U.S. Agg rose 62 basis points (from 1.74% to 2.36%). Although this rise in rates was substantial, yields remain quite low by historical standards. We continue to believe that a defensive duration position is prudent given our expectation of a return to higher real and nominal interest rates in the future. Consistent with our investment philosophy, the Fund maintained a sizable yield advantage versus the Barclays U.S. Agg (2.91% versus 2.36%), due largely to the Fund’s overweight position in credit-sensitive investments in the Corporate and Government-Related sectors. We believe the combination of the Fund’s higher yield and shorter duration should allow the Fund to perform well in a variety of future interest rate environments.

We continue to be vigilant about shedding risk where we believe the yield compensation is inadequate while adding to positions where we see attractive total return opportunities. This approach is exemplified by our portfolio shifts in the Agency MBS sector and the Financial Institutions sub-sector within Corporates during the period. Although the Fund’s near-term total return potential is modest given low starting yields, we believe the Fund has the potential to provide reasonable relative returns over the longer term.

Thank you for your continued confidence in Dodge & Cox. As always, we welcome your comments and questions.

For the Board of Trustees,

Kenneth E. Olivier, Chairman and President	Dana M. Emery, Senior Vice President

July 30, 2013

(a)	Sector returns as calculated and reported by Barclays.
(b)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(c)	Calculated using the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in the Fund’s prospectus.
(d)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2013.
(e)	The indicated prepayment rates are for 30-year Fannie Mae MBS pools that were originated between 2006 and 2008 with coupon rates at or above 6.0%.
(f)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INCOME FUND

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Barclays U.S. Agg by 1.1 percentage points year to date.

Key Contributors To Relative Results

▪	The Fund’s shorter relative duration (72% of the Barclays U.S. Agg’s duration) added to relative returns.
▪	The Fund’s nominal yield advantage was a positive factor.
▪	Many of the Fund’s lower-rated corporate holdings performed well, including Bank of America capital securities, Dillard’s, HCA, Hewlett-Packard, Vulcan Materials, and Xerox.
▪	The Fund’s large overweight position (roughly three times that of the Barclays U.S. Agg) in the Financial Institutions sub-sector added to relative returns.
▪	The Fund’s MBS had a positive effect on relative returns; security selection was the primary contributor.

Key Detractors From Relative Results

▪	The Fund’s higher weighting in corporate bonds (47% versus 22% for the Barclays U.S. Agg) hurt returns given the underperformance of the Corporate sector.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 18 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2003

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2013

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	2.14%	6.67%	5.06%	6.30%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	-0.67	5.20	4.53	5.86

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2013	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$986.90	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.67	2.15
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	June 30, 2013

GENERAL INFORMATION
Net Asset Value Per Share	$13.48
Total Net Assets (billions)	$25.9
30-Day SEC Yield(a)	2.23%
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/13 to 6/30/13, unannualized)	16%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Number of Fixed Income Securities	733	8,395
Effective Maturity (years)(b)	6.9	7.5
Effective Duration (years)(c)	4.1	5.5

FIVE LARGEST CORPORATE ISSUERS(%)(d)	Fund
Bank of America Corp.	2.5
Citigroup, Inc.	2.0
Ford Motor Credit Co.	1.8
Xerox Corp.	1.7
Macy’s, Inc.	1.6

CREDIT QUALITY(%)(e)	Fund	Barclays U.S. Agg
U.S. Treasury/Agency/GSE(b)	43.2	70.6
Aaa	1.6	3.8
Aa	2.5	3.6
A	14.0	11.1
Baa	27.7	10.9
Ba	6.0	0.0
B	3.3	0.0
Cash Equivalents	1.7	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION(%)	Fund	Barclays U.S. Agg
U.S. Treasury(b)	7.5	36.5
Government-Related	9.3	10.5
Mortgage-Related	34.9	29.4
Corporate	45.1	21.5
Asset-Backed/Commercial Mortgage-Backed(f)	1.5	2.1
Cash Equivalents	1.7	0.0

MATURITY DIVERSIFICATION(%)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	9.7	0.0
1-5	49.6	47.5
5-10(b)	25.4	36.3
10-15	1.4	5.5
15-20	4.5	1.7
20-25	4.7	2.7
25 and Over	4.7	6.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 2.0% of the Fund’s net assets). If exposure to Treasury futures contracts had been included, the effective maturity would be 0.1 years lower.

(c)	Data as presented includes the effect of Treasury futures contracts.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The Fund’s credit quality distribution is calculated from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The Barclays U.S. Aggregate’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. Please note the Fund applies the highest of Moody’s, Standard & Poor’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 73.4% in securities rated A- or better and 7.2% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Commercial mortgage-backed securities are a component of the Barclays U.S. Aggregate but are not currently held by the Fund.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES: 98.3%

	PAR VALUE	VALUE
U.S. TREASURY: 7.5%
U.S. Treasury Note
0.50%, 10/15/13	$299,340,000	$299,679,152
0.25%, 10/31/13	301,405,000	301,558,114
0.25%, 1/31/14	178,410,000	178,542,380
1.00%, 5/15/14	361,570,000	364,126,300
0.25%, 6/30/14	396,245,000	396,477,200
0.125%, 7/31/14	396,495,000	396,169,874

		1,936,553,020
GOVERNMENT-RELATED: 9.3%
FEDERAL AGENCY: 0.8%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	11,902	12,082
Small Business Administration — 504 Program
Series 93-20L, 6.30%, 12/1/13	66,414	67,842
Series 94-20A, 6.50%, 1/1/14	149,059	151,156
Series 94-20D, 7.70%, 4/1/14	23,818	24,463
Series 94-20E, 7.75%, 5/1/14	132,526	136,578
Series 94-20F, 7.60%, 6/1/14	87,192	89,868
Series 94-20G, 8.00%, 7/1/14	111,620	114,778
Series 94-20H, 7.95%, 8/1/14	53,709	55,253
Series 94-20I, 7.85%, 9/1/14	35,020	36,031
Series 94-20K, 8.65%, 11/1/14	56,619	58,832
Series 94-20L, 8.40%, 12/1/14	38,138	39,669
Series 95-20A, 8.50%, 1/1/15	34,217	36,065
Series 95-20C, 8.10%, 3/1/15	64,083	66,352
Series 97-20E, 7.30%, 5/1/17	155,773	166,482
Series 97-20H, 6.80%, 8/1/17	32,842	34,946
Series 97-20J, 6.55%, 10/1/17	346,404	369,553
Series 97-20L, 6.55%, 12/1/17	16,997	18,217
Series 98-20B, 6.15%, 2/1/18	49,645	53,029
Series 98-20C, 6.35%, 3/1/18	1,378,298	1,479,787
Series 98-20H, 6.15%, 8/1/18	609,559	658,561
Series 98-20L, 5.80%, 12/1/18	377,326	408,010
Series 99-20C, 6.30%, 3/1/19	379,747	415,868
Series 99-20E, 6.30%, 5/1/19	9,771	10,723
Series 99-20G, 7.00%, 7/1/19	776,690	851,666
Series 99-20I, 7.30%, 9/1/19	265,558	293,189
Series 00-20C, 7.625%, 3/1/20	19,364	21,339
Series 00-20G, 7.39%, 7/1/20	14,256	15,838
Series 01-20G, 6.625%, 7/1/21	2,974,010	3,289,849
Series 01-20L, 5.78%, 12/1/21	6,732,527	7,362,890
Series 02-20A, 6.14%, 1/1/22	50,969	55,940
Series 02-20L, 5.10%, 12/1/22	1,869,823	2,042,935
Series 03-20G, 4.35%, 7/1/23	136,112	145,629
Series 04-20L, 4.87%, 12/1/24	3,145,620	3,471,015
Series 05-20B, 4.625%, 2/1/25	4,940,591	5,374,912
Series 05-20D, 5.11%, 4/1/25	227,725	250,966
Series 05-20E, 4.84%, 5/1/25	8,232,288	9,031,067
Series 05-20G, 4.75%, 7/1/25	8,675,378	9,465,781
Series 05-20H, 5.11%, 8/1/25	108,168	118,993
Series 05-20I, 4.76%, 9/1/25	9,037,126	9,884,785

	PAR VALUE	VALUE
Series 06-20A, 5.21%, 1/1/26	$10,035,367	$10,891,594
Series 06-20B, 5.35%, 2/1/26	2,884,205	3,149,375
Series 06-20C, 5.57%, 3/1/26	13,566,058	14,915,249
Series 06-20G, 6.07%, 7/1/26	25,691,726	28,901,494
Series 06-20H, 5.70%, 8/1/26	201,876	223,206
Series 06-20I, 5.54%, 9/1/26	440,407	484,091
Series 06-20J, 5.37%, 10/1/26	8,381,408	9,163,525
Series 06-20L, 5.12%, 12/1/26	6,634,191	7,197,527
Series 07-20A, 5.32%, 1/1/27	14,064,563	15,504,353
Series 07-20C, 5.23%, 3/1/27	21,764,821	23,884,385
Series 07-20D, 5.32%, 4/1/27	21,968,893	24,260,686
Series 07-20G, 5.82%, 7/1/27	14,938,728	16,744,698

		211,501,122
FOREIGN AGENCY: 2.0%
Export-Import Bank of Korea(a) (South Korea) 4.00%, 1/11/17	146,385,000	153,175,800
Petroleo Brasileiro SA(a) (Brazil)
5.75%, 1/20/20	43,955,000	45,729,815
5.375%, 1/27/21	273,565,000	274,849,114
4.375%, 5/20/23	58,575,000	53,733,308

		527,488,037
LOCAL AUTHORITY: 5.9%
California Taxable General Obligation
7.50%, 4/1/34	145,650,000	188,803,182
7.55%, 4/1/39	259,265,000	347,166,205
7.30%, 10/1/39	30,075,000	38,809,381
7.625%, 3/1/40	58,445,000	78,501,571
7.60%, 11/1/40	26,465,000	35,839,962
Illinois Taxable General Obligation
4.961%, 3/1/16	54,290,000	58,083,785
5.365%, 3/1/17	186,160,000	202,590,482
5.665%, 3/1/18	165,595,000	181,462,313
Los Angeles Unified School District Taxable General Obligation
5.75%, 7/1/34	1,830,000	1,969,062
6.758%, 7/1/34	133,010,000	163,086,221
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	169,053,000	217,633,761
New Valley Generation V 4.929%, 1/15/21	416,575	466,709

		1,514,412,634
SOVEREIGN: 0.6%
Kingdom of Spain(a) (Spain) 4.00%, 3/6/18(b)	141,165,000	140,745,936

		2,394,147,729

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
MORTGAGE-RELATED: 34.9%
FEDERAL AGENCY CMO & REMIC: 4.4%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	$186,620	$224,372
Trust 1997-2Z, 7.50%, 6/15/27	14,841,181	17,158,082
Trust 1998-2 2A PT, 8.781%, 8/15/27	51,834	62,786
Trust 1998-1 1A, 8.224%, 3/15/28	400,004	459,924
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	793,433	895,724
Trust 1998-58 PC, 6.50%, 10/25/28	4,038,403	4,560,932
Trust 2001 T-5 A2, 6.991%, 2/19/30	69,248	82,008
Trust 2001-T5 A3, 7.50%, 6/19/30	326,324	385,538
Trust 2001-69 PQ, 6.00%, 12/25/31	4,853,773	5,425,110
Trust 2002-33 A1, 7.00%, 6/25/32	3,239,520	3,760,930
Trust 2002-69 Z, 5.50%, 10/25/32	787,628	873,466
Trust 2008-24 GD, 6.50%, 3/25/37	7,057,707	7,658,494
Trust 2009-30 AG, 6.50%, 5/25/39	35,537,065	38,699,686
Trust 2009-53 QM, 5.50%, 5/25/39	10,643,939	11,659,051
Trust 2009-40 TB, 6.00%, 6/25/39	19,626,346	21,801,289
Trust 2001-T3 A1, 7.50%, 11/25/40	180,553	203,356
Trust 2010-123 WT, 7.00%, 11/25/40	107,873,980	120,530,294
Trust 2001-T7 A1, 7.50%, 2/25/41	124,863	140,592
Trust 2001-T4 A1, 7.50%, 7/25/41	2,879,781	3,487,922
Trust 2001-T10 A1, 7.00%, 12/25/41	3,675,664	4,344,374
Trust 2002-T12 A3, 7.50%, 5/25/42	67,110	81,267
Trust 2002-90 A1, 6.50%, 6/25/42	7,178,342	8,311,149
Trust 2002-W6 2A1, 6.548%, 6/25/42	4,416,188	5,000,282
Trust 2002-W8 A2, 7.00%, 6/25/42	2,304,121	2,657,117
Trust 2003-W2 1A2, 7.00%, 7/25/42	11,694,154	13,710,191
Trust 2003-W4 3A, 6.729%, 10/25/42	4,275,890	4,810,060
Trust 2012-121 NB, 7.00%, 11/25/42	3,415,633	3,813,889
Series 2012-133 JF, 0.543%, 12/25/42	23,363,944	23,464,082
Series 2012-134 FD, 0.543%, 12/25/42	1,752,485	1,744,187
Trust 2003-07 A1, 6.50%, 12/25/42	6,062,373	6,960,822
Trust 2003-W1 1A1, 6.062%, 12/25/42	8,712,391	9,705,830
Trust 2003-W1 2A, 6.83%, 12/25/42	4,247,136	5,051,863
Trust 2012-133 HF, 0.543%, 12/25/42	67,345,775	67,567,680
Trust 2012-134 FT, 0.543%, 12/25/42	93,001,483	93,291,741
Trust 2012-148 LF, 0.493%, 1/25/43	79,691,402	79,752,127
Series 2013-6 FL, 0.593%, 2/25/43	220,370,695	221,163,588
Series 2013-15 FA, 0.543%, 3/25/43	2,560,284	2,571,345
Trust 2004-T1 1A2, 6.50%, 1/25/44	4,015,716	4,628,377
Trust 2004-W2 2A2, 7.00%, 2/25/44	256,727	298,506
Trust 2004-W2 5A, 7.50%, 3/25/44	12,443,763	14,629,970
Trust 2004-W8 3A, 7.50%, 6/25/44	8,479,418	10,011,336
Trust 2004-W15 1A2, 6.50%, 8/25/44	1,870,638	2,114,027
Trust 2005-W1 1A3, 7.00%, 10/25/44	9,654,564	11,177,185
Trust 2001-79 BA, 7.00%, 3/25/45	1,200,616	1,449,485
Trust 2006-W1 1A1, 6.50%, 12/25/45	913,479	1,045,357
Trust 2006-W1 1A2, 7.00%, 12/25/45	6,551,918	7,551,236
Trust 2006-W1 1A3, 7.50%, 12/25/45	113,801	132,992
Trust 2006-W1 1A4, 8.00%, 12/25/45	7,763,622	9,237,367
Trust 2007-W10 1A, 6.246%, 8/25/47	32,021,648	36,235,185
Trust 2007-W10 2A, 6.275%, 8/25/47	9,403,767	10,676,191

	PAR VALUE	VALUE
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	$494,306	$554,874
Series 3312 AB, 6.50%, 6/15/32	8,459,561	9,438,950
Series T-41 2A, 6.354%, 7/25/32	260,777	300,285
Series 2610 UA, 4.00%, 5/15/33	4,941,943	5,199,779
Series T-48 1A, 5.965%, 7/25/33	4,236,736	4,794,646
Series 3330 GZ, 5.50%, 6/15/37	16,960,802	18,256,132
Series 4091 JF, 0.693%, 6/15/41	35,441,307	35,439,605
Series 4120 YF, 0.543%, 10/15/42	102,360,969	102,726,500
Series 4122 FP, 0.593%, 10/15/42	53,933,423	53,874,150
Series T-051 1A, 6.50%, 9/25/43	94,295	111,039

		1,131,954,324
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 30.5%
Fannie Mae, 10 Year 6.00%, 11/1/16	2,343,995	2,442,417
Fannie Mae, 15 Year
4.00%, 7/1/26-2/1/27	153,105,560	161,411,781
5.00%, 9/1/25	182,148,642	195,103,553
5.50%, 1/1/18-7/1/25	480,933,102	518,132,066
6.00%, 7/1/16-3/1/23	209,786,461	227,540,035
6.50%, 12/1/14-12/1/19	29,725,085	31,788,669
7.00%, 9/1/14-11/1/17	103,480	109,158
7.50%, 11/1/14-8/1/17	1,990,565	2,099,703
Fannie Mae, 20 Year
4.00%, 10/1/30-9/1/31	207,077,557	216,119,953
6.00%, 6/1/27-2/1/28	13,392,062	14,682,134
6.50%, 4/1/19-10/1/24	15,118,557	16,761,230
Fannie Mae, 30 Year
5.50%, 2/1/33-9/1/39	567,772,711	621,200,766
6.00%, 11/1/28-5/1/41	2,139,933,557	2,331,616,226
6.50%, 12/1/32-8/1/39	317,154,207	350,020,507
7.00%, 4/1/32-2/1/39	272,814,387	306,404,589
Fannie Mae, Hybrid ARM
1.831%, 8/1/34	3,834,341	4,011,519
1.995%, 1/1/35	5,233,845	5,430,036
2.07%, 11/1/35	4,234,530	4,432,164
2.22%, 9/1/34	6,077,197	6,318,252
2.234%, 4/1/35	6,395,561	6,798,502
2.268%, 8/1/34	1,238,566	1,305,762
2.279%, 12/1/36	6,480,217	6,871,740
2.302%, 10/1/33	5,009,743	5,314,636
2.313%, 7/1/35	3,004,452	3,172,011
2.326%, 7/1/35	3,254,567	3,440,094
2.359%, 7/1/35	3,822,247	4,072,305
2.421%, 10/1/34	4,515,960	4,774,892
2.50%, 6/1/35	2,194,938	2,322,163
2.523%, 8/1/35	4,118,462	4,378,562
2.528%, 1/1/37	6,251,535	6,652,262
2.532%, 7/1/35	3,116,182	3,307,076
2.553%, 11/1/36	5,614,635	5,953,507
2.568%, 7/1/34	5,078,475	5,384,269
2.587%, 8/1/35	12,909,067	13,739,185
2.602%, 1/1/36	8,036,418	8,514,407
2.616%, 12/1/35	4,319,258	4,592,145
2.697%, 1/1/36	8,961,446	9,537,185

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
2.706%, 10/1/35	$6,461,875	$6,898,811
2.862%, 1/1/35	2,203,430	2,353,824
2.864%, 8/1/35	8,155,695	8,700,364
2.866%, 10/1/35	3,507,708	3,731,866
2.885%, 9/1/35	5,541,641	5,907,964
2.915%, 2/1/37	13,564,985	14,549,095
3.573%, 10/1/38	14,927,540	15,875,133
4.136%, 10/1/38	4,767,436	5,084,496
4.741%, 10/1/38	8,125,911	8,760,835
5.022%, 5/1/38	9,215,241	9,908,293
5.10%, 4/1/38	2,588,382	2,785,529
5.237%, 9/1/38	1,654,350	1,766,394
5.268%, 7/1/36	252,812	267,582
5.296%, 8/1/37	1,193,308	1,284,298
5.577%, 6/1/39	3,941,135	4,232,711
5.645%, 4/1/37	2,594,405	2,800,138
5.811%, 12/1/36	5,185,400	5,610,676
5.826%, 11/1/37	5,686,699	6,136,518
5.90%, 8/1/37	8,332,709	9,012,303
Fannie Mae, Multifamily DUS
Pool 555728, 4.007%, 8/1/13	45,948	45,946
Pool 760744, 4.75%, 3/1/15	12,010,938	12,685,724
Pool 735745, 4.992%, 1/1/17	184,106	193,295
Pool 745629, 5.16%, 1/1/18	358,495	390,682
Pool 555806, 5.187%, 10/1/13	90,336	90,268
Pool 462084, 5.275%, 11/1/15	127,800	135,633
Pool 888559, 5.424%, 6/1/17	33,846,530	37,554,735
Pool 888381, 5.508%, 4/1/17	637,136	700,750
Pool 888015, 5.537%, 11/1/16	39,333,213	43,653,304
Pool 745936, 6.086%, 8/1/16	831,462	934,731
Freddie Mac, 30 Year
5.50%, 9/1/34-1/1/35	16,815,283	18,408,022
6.00%, 5/1/38-2/1/39	89,614,077	97,089,047
6.50%, 10/1/37	126,545	140,205
Freddie Mac, Hybrid ARM
1.827%, 1/1/36	5,149,793	5,392,992
2.12%, 8/1/36	5,516,917	5,830,537
2.25%, 4/1/35	2,192,166	2,329,819
2.343%, 4/1/37	2,384,622	2,535,551
2.375%, 5/1/37	7,130,774	7,545,079
2.382%, 2/1/35	2,104,015	2,234,100
2.408%, 1/1/36	15,604,173	16,595,126
2.445%, 3/1/37	8,539,904	9,085,831
2.45%, 2/1/34	10,237,132	10,890,520
2.47%, 4/1/37	4,645,676	4,831,979
2.50%, 1/1/35-2/1/38	19,804,502	21,037,169
2.528%, 6/1/38	8,667,348	9,215,626
2.539%, 4/1/38	13,771,810	14,628,601
2.584%, 1/1/36	6,450,506	6,857,583
2.593%, 7/1/37	16,054,358	17,041,671
2.658%, 3/1/35	2,776,853	2,952,023
2.69%, 4/1/38	18,564,375	19,843,660
2.692%, 1/1/37	6,510,586	6,950,405
2.705%, 10/1/35	6,608,738	7,061,548

	PAR VALUE	VALUE
2.706%, 8/1/35	$3,557,841	$3,778,951
2.75%, 4/1/36	9,266,157	9,886,006
2.901%, 9/1/33	14,298,079	15,137,981
2.917%, 8/1/34	2,445,082	2,586,776
2.944%, 9/1/35	7,101,668	7,532,620
2.995%, 8/1/35	5,045,960	5,357,453
4.103%, 10/1/38	6,199,862	6,601,413
4.371%, 10/1/38	2,774,030	2,953,103
5.005%, 11/1/34	3,794,311	4,023,768
5.007%, 6/1/38	3,745,516	3,972,549
5.833%, 1/1/38	4,280,499	4,553,994
6.106%, 12/1/36	4,381,872	4,691,539
6.277%, 10/1/37	3,312,160	3,552,802
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	995,971	1,055,969
Freddie Mac Gold, 15 Year
4.00%, 7/1/26-5/1/27	447,834,702	469,776,273
4.50%, 3/1/25-6/1/26	54,346,656	57,112,505
5.50%, 10/1/20-12/1/24	29,184,558	31,566,745
6.00%, 8/1/16-11/1/23	65,290,965	71,108,106
6.50%, 7/1/14-9/1/18	8,412,359	8,939,697
Freddie Mac Gold, 20 Year
4.00%, 9/1/31	110,472,578	116,018,934
5.50%, 11/1/23	13,903,578	14,952,673
6.00%, 7/1/25-12/1/27	70,308,376	76,576,264
6.50%, 7/1/21-10/1/26	8,096,643	8,973,773
Freddie Mac Gold, 30 Year
5.50%, 3/1/34-8/1/40	547,748,453	589,982,576
6.00%, 2/1/33-5/1/40	598,539,392	649,633,917
6.50%, 5/1/17-10/1/38	68,384,097	74,832,677
7.00%, 4/1/31-11/1/38	14,086,837	16,017,488
7.90%, 2/17/21	837,339	897,611
Ginnie Mae, 30 Year
7.00%, 5/15/28	715,592	834,921
7.50%, 9/15/17-5/15/25	2,601,291	2,932,255
7.80%, 6/15/20-1/15/21	642,432	713,826
7.85%, 1/15/21-10/15/21	15,812	16,324
8.00%, 9/15/20	12,835	14,744

		7,882,890,686
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	6,783,424	7,302,444

		9,022,147,454
ASSET-BACKED: 1.5%
CREDIT CARD: 1.0%
Chase Issuance Trust Series 2012-A8, 0.54%, 10/16/17	262,360,000	260,429,293

STUDENT LOAN: 0.5%
SLM Student Loan Trust
Series 2007-3 A2, 0.286%, 10/25/17	3,823,573	3,805,866
Series 2013-A A-2A, 1.77%, 5/17/27(b)	8,195,000	7,755,207
Series 2012-B A2, 3.48%, 10/15/30(b)	46,040,000	48,108,669

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Series 2012-E A2A, 2.09%, 6/15/45(b)	$10,100,000	$9,876,124
Series 2012-C A2, 3.31%, 10/15/46(b)	69,456,000	71,869,040

		141,414,906

		401,844,199
CORPORATE: 45.1%
FINANCIALS: 18.7%
Ally Financial, Inc. 4.50%, 2/11/14	311,103,000	313,747,375
American International Group, Inc.
4.25%, 9/15/14	43,270,000	44,872,851
8.25%, 8/15/18	131,255,000	162,774,969
Bank of America Corp.
5.30%, 3/15/17	102,845,000	111,544,041
7.625%, 6/1/19	219,362,000	263,623,768
6.625%, 5/23/36(c)	240,193,000	266,614,230
Boston Properties, Inc.
5.625%, 4/15/15	34,495,000	37,203,651
5.00%, 6/1/15	17,114,000	18,393,494
3.70%, 11/15/18	28,620,000	30,119,333
5.875%, 10/15/19	48,044,000	55,375,031
5.625%, 11/15/20	64,385,000	73,072,661
4.125%, 5/15/21	23,340,000	23,965,512
3.85%, 2/1/23	20,641,000	20,270,040
3.125%, 9/1/23	23,745,000	21,933,257
3.80%, 2/1/24	55,875,000	54,877,240
Capital One Financial Corp.
4.75%, 7/15/21	96,045,000	101,300,774
3.50%, 6/15/23(b)	161,735,500	152,244,376
Cigna Corp.
8.50%, 5/1/19	74,756,000	94,876,503
4.00%, 2/15/22	39,595,000	40,623,181
7.65%, 3/1/23	6,317,000	7,789,941
7.875%, 5/15/27	29,345,000	36,744,170
8.30%, 1/15/33	8,120,000	10,176,011
6.15%, 11/15/36	92,054,000	104,786,725
5.375%, 2/15/42	23,940,000	25,523,368
Citigroup, Inc.
6.125%, 11/21/17	80,298,000	91,262,612
1.975%, 5/15/18	169,405,000	174,277,128
4.05%, 7/30/22	60,529,000	58,174,785
7.875%, 10/30/40(c)	177,426,725	198,292,108
Equity Residential
4.625%, 12/15/21	78,832,000	83,503,032
3.00%, 4/15/23	45,775,000	42,068,232
General Electric Co.
5.50%, 1/8/20	176,845,000	199,390,262
4.375%, 9/16/20	64,135,000	67,894,594
4.625%, 1/7/21	16,885,000	18,040,069
4.65%, 10/17/21	47,950,000	50,863,538
Health Net, Inc. 6.375%, 6/1/17	90,532,000	94,040,115

	PAR VALUE	VALUE
HSBC Holdings PLC(a) (United Kingdom)
5.10%, 4/5/21	$52,165,000	$57,311,599
9.30%, 6/1/21	100,000	128,728
6.50%, 5/2/36	131,906,000	146,229,145
6.50%, 9/15/37	106,937,000	118,880,687
JPMorgan Chase & Co.
4.95%, 3/25/20	28,030,000	30,607,246
3.375%, 5/1/23	56,735,000	52,829,363
8.75%, 9/1/30(c)	48,403,000	64,700,774
Legg Mason, Inc. 5.50%, 5/21/19	136,605,000	144,093,645
Royal Bank of Scotland Group PLC(a) (United Kingdom)
4.375%, 3/16/16	57,135,000	60,478,369
6.125%, 1/11/21	60,735,000	67,430,366
6.125%, 12/15/22	152,945,000	145,537,874
SLM Corp.
3.875%, 9/10/15	56,685,000	57,254,854
6.00%, 1/25/17	141,845,000	148,228,025
4.625%, 9/25/17	41,602,000	40,977,970
8.45%, 6/15/18	67,301,000	74,704,110
Travelers Cos., Inc.
5.50%, 12/1/15	14,007,000	15,482,721
6.25%, 6/20/16	43,430,000	49,640,881
5.75%, 12/15/17	35,060,000	40,529,430
3.90%, 11/1/20	19,480,000	20,852,463
Unum Group
6.85%, 11/15/15(b)	20,695,000	23,058,121
7.19%, 2/1/28	11,295,000	12,570,067
7.25%, 3/15/28	25,035,000	28,648,402
6.75%, 12/15/28	8,107,000	8,904,591
WellPoint, Inc.
5.00%, 12/15/14	15,285,000	16,162,374
5.25%, 1/15/16	135,568,000	148,213,919
5.875%, 6/15/17	16,016,000	18,196,658
7.00%, 2/15/19	83,698,000	100,485,308

		4,842,396,667
INDUSTRIALS: 26.4%
AT&T, Inc.
8.00%, 11/15/31	151,477,000	210,950,657
5.35%, 9/1/40	14,895,000	15,071,342
BHP Billiton, Ltd.(a) (Australia) 5.50%, 4/1/14	48,375,000	50,200,237
Boston Scientific Corp.
5.45%, 6/15/14	69,103,000	71,967,803
6.25%, 11/15/15	14,550,000	16,103,271
6.40%, 6/15/16	109,689,000	123,364,915
6.00%, 1/15/20	15,690,000	17,759,150
Burlington Northern Santa Fe, LLC(e)
4.875%, 1/15/15	12,890,000	13,682,297
4.70%, 10/1/19	75,445,000	83,772,544

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
7.57%, 1/2/21	$15,043,850	$17,553,339
8.251%, 1/15/21	5,496,313	6,524,003
4.10%, 6/1/21	5,820,000	6,138,307
3.05%, 9/1/22	14,755,000	14,239,991
5.943%, 1/15/23	96,027	104,767
5.72%, 1/15/24	18,817,462	21,378,211
5.342%, 4/1/24	6,364,236	7,053,057
5.629%, 4/1/24	26,366,520	30,090,452
5.996%, 4/1/24	49,942,801	57,988,317
Canadian Pacific Railway Ltd.(a) (Canada) 5.75%, 1/15/42	42,974,000	47,445,488
Comcast Corp.
5.85%, 11/15/15	24,745,000	27,555,735
5.90%, 3/15/16	40,840,000	45,976,896
6.50%, 1/15/17	40,975,000	47,595,822
6.30%, 11/15/17	16,175,000	19,111,587
5.875%, 2/15/18	68,310,000	79,753,086
5.70%, 5/15/18	2,645,000	3,082,898
6.45%, 3/15/37	3,250,000	3,886,022
6.95%, 8/15/37	37,804,000	47,584,953
6.40%, 5/15/38	12,325,000	14,710,824
Consolidated Rail Corp. 6.76%, 5/25/15	106,111	111,719
Covidien PLC(a) (Ireland) 6.00%, 10/15/17	31,805,000	36,855,793
Cox Communications, Inc.
5.45%, 12/15/14	14,915,000	15,914,544
5.50%, 10/1/15	150,000	164,758
5.875%, 12/1/16(b)	76,215,000	86,622,539
9.375%, 1/15/19(b)	143,219,000	189,167,665
3.25%, 12/15/22(b)	11,080,000	10,424,352
2.95%, 6/30/23(b)	86,530,000	78,708,813
CSX Corp.
8.375%, 10/15/14	39,857	43,434
9.75%, 6/15/20	10,067,000	13,837,444
6.251%, 1/15/23	18,419,503	21,753,570
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	26,687,362
7.875%, 1/1/23	275,000	304,563
7.75%, 7/15/26	21,016,000	23,065,060
7.75%, 5/15/27	12,748,000	13,831,580
7.00%, 12/1/28	28,225,000	29,636,250
Dow Chemical Co.
8.55%, 5/15/19	126,966,000	161,992,872
7.375%, 11/1/29	48,974,000	61,713,443
9.40%, 5/15/39	122,633,000	179,480,140
Eaton Corp. PLC(a) (Ireland)
1.50%, 11/2/17(b)	22,620,000	21,957,596
2.75%, 11/2/22(b)	61,810,000	57,824,429
Enel SPA(a) (Italy)
6.80%, 9/15/37(b)	64,979,000	65,069,646
6.00%, 10/7/39(b)	46,581,000	43,017,647

	PAR VALUE	VALUE
FedEx Corp.
7.375%, 1/15/14	$22,060,000	$22,828,813
8.00%, 1/15/19	18,050,000	22,816,698
6.72%, 7/15/23	17,770,510	21,089,840
7.65%, 7/15/24	2,216,526	2,699,817
Ford Motor Credit Co.(e)
5.625%, 9/15/15	178,865,000	192,176,312
8.125%, 1/15/20	6,425,000	7,739,382
5.75%, 2/1/21	207,381,000	224,578,277
5.875%, 8/2/21	4,000,000	4,361,000
4.25%, 9/20/22	29,075,000	28,576,829
HCA, Inc.
6.75%, 7/15/13	80,016,000	80,016,000
5.75%, 3/15/14	63,356,000	64,623,120
6.375%, 1/15/15	80,193,000	84,002,167
6.50%, 2/15/16	137,106,000	147,731,715
Hewlett-Packard Co.
6.125%, 3/1/14	113,340,000	117,177,579
3.30%, 12/9/16	90,705,000	94,156,144
Lafarge SA(a) (France)
6.20%, 7/9/15(b)	153,560,000	164,229,607
6.50%, 7/15/16	123,396,000	133,884,660
Liberty Interactive Corp.
8.50%, 7/15/29	11,915,000	13,046,925
8.25%, 2/1/30	28,876,000	30,897,320
Macy’s, Inc.
7.875%, 7/15/15	42,055,000	47,550,821
5.90%, 12/1/16	16,796,000	19,079,500
6.65%, 7/15/24	39,631,000	47,606,027
7.00%, 2/15/28	25,985,000	30,831,715
6.70%, 9/15/28	26,965,000	29,339,403
6.90%, 4/1/29	50,907,000	59,482,997
6.90%, 1/15/32	52,640,000	59,935,393
6.70%, 7/15/34	84,217,000	95,840,125
6.375%, 3/15/37	36,431,000	40,949,573
News Corp.
6.20%, 12/15/34	7,440,000	8,133,482
6.40%, 12/15/35	29,145,000	32,554,703
6.15%, 3/1/37	29,205,000	31,669,201
6.65%, 11/15/37	12,535,000	14,424,601
6.15%, 2/15/41	29,795,000	33,086,573
Nordstrom, Inc.
6.75%, 6/1/14	42,965,000	45,247,344
6.25%, 1/15/18	16,430,000	19,098,873
6.95%, 3/15/28	12,700,000	15,787,180
Norfolk Southern Corp.
7.70%, 5/15/17	28,585,000	34,472,309
9.75%, 6/15/20	13,763,000	19,071,637
Pfizer, Inc.
5.50%, 2/1/14	38,250,000	39,378,604
5.50%, 2/15/16	53,850,000	60,041,673
5.45%, 4/1/17	61,593,000	69,881,755
6.20%, 3/15/19	34,923,000	42,111,725

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2013

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Reed Elsevier PLC(a) (United Kingdom)
7.75%, 1/15/14	$6,115,000	$6,336,926
8.625%, 1/15/19	27,733,000	34,521,789
3.125%, 10/15/22(b)	125,126,000	115,339,270
Roche Holding AG(a) (Switzerland) 6.00%, 3/1/19(b)	17,500,000	20,894,703
Sprint Nextel Corp. 6.00%, 12/1/16	118,100,000	124,595,500
Telecom Italia SPA(a) (Italy)
5.25%, 11/15/13	42,479,000	43,011,347
6.175%, 6/18/14	37,712,000	39,031,845
6.999%, 6/4/18	90,008,000	98,945,614
7.175%, 6/18/19	136,200,000	151,574,937
Time Warner Cable, Inc.
8.75%, 2/14/19	81,779,000	100,381,842
8.25%, 4/1/19	206,169,000	248,226,239
5.00%, 2/1/20	8,200,000	8,559,824
4.00%, 9/1/21	4,085,000	3,912,004
Time Warner, Inc.
7.625%, 4/15/31	181,683,000	229,021,051
7.70%, 5/1/32	154,748,000	196,750,321
Union Pacific Corp.
5.375%, 5/1/14	6,926,000	7,201,149
4.875%, 1/15/15	10,449,000	11,078,040
6.85%, 1/2/19	3,925,793	4,374,481
6.70%, 2/23/19	4,911,526	5,474,460
7.60%, 1/2/20	1,555,089	1,814,023
6.125%, 2/15/20	46,445,000	55,779,330
4.163%, 7/15/22	24,762,000	26,345,035
6.061%, 1/17/23	9,541,077	10,799,266
4.698%, 1/2/24	4,871,403	5,318,769
5.082%, 1/2/29	9,288,963	10,407,372
5.866%, 7/2/30	48,742,656	55,127,116
6.176%, 1/2/31	35,836,564	42,596,886
Vulcan Materials Co.
6.50%, 12/1/16	33,830,000	36,620,975
7.50%, 6/15/21	94,710,000	106,075,200
Xerox Corp.
8.25%, 5/15/14	5,895,000	6,263,190
6.40%, 3/15/16	72,137,000	80,306,876
7.20%, 4/1/16	25,511,000	28,893,019
6.75%, 2/1/17	62,799,000	71,042,876
2.95%, 3/15/17	1,125,000	1,134,313
6.35%, 5/15/18	106,052,000	121,544,076
5.625%, 12/15/19	66,572,000	73,492,159
4.50%, 5/15/21	49,630,000	51,193,047

		6,825,023,479

		11,667,420,146

TOTAL FIXED INCOME SECURITIES (Cost $24,187,757,189)		$25,422,112,548

SHORT-TERM INVESTMENTS: 1.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$25,824,942	$25,824,942
REPURCHASE AGREEMENT: 0.9%
Fixed Income Clearing Corporation(d) 0.01%, 7/1/13, maturity value $246,451,205	246,451,000	246,451,000

TOTAL SHORT-TERM INVESTMENTS (Cost $272,275,942)		$272,275,942

TOTAL INVESTMENTS (Cost $24,460,033,131)	99.3%	$25,694,388,490
OTHER ASSETS LESS LIABILITIES	0.7%	170,999,104

NET ASSETS	100.0%	$25,865,387,594

(a)	Security denominated in U.S. dollars
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2013, all such securities in total represented $1,314,216,184 or 5.1% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Cumulative preferred security
(d)

Repurchase agreement is collateralized by Federal Home Loan Bank 0.30%, 12/11/13; Freddie Mac Discount Note 0.00%, 12/9/13; U.S. Treasury Note 0.50%-3.125%, 9/30/13-10/15/13. Total collateral value is $251,382,323.

(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note – Short Position	4,053	Sep 2013	$(512,957,813)	$11,550,211

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2013
ASSETS:
Investments, at value (cost $24,460,033,131)	$25,694,388,490
Receivable for investments sold	6,950,340
Receivable for Fund shares sold	32,895,824
Receivable from broker for futures variation margin	4,775,015
Interest receivable	241,073,289
Prepaid expenses and other assets	278,215

25,980,361,173

LIABILITIES:
Payable for investments purchased	62,124,477
Payable for Fund shares redeemed	42,864,881
Management fees payable	8,625,462
Accrued expenses	1,358,759

114,973,579

NET ASSETS	$25,865,387,594

NET ASSETS CONSIST OF:
Paid in capital	$24,713,426,286
Undistributed net investment income	7,333,223
Accumulated net realized loss	(101,284,659)
Net unrealized appreciation	1,245,912,744

$25,865,387,594

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,919,050,270
Net asset value per share	$13.48

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2013
INVESTMENT INCOME:
Dividends	$7,045,247
Interest	432,628,032

439,673,279

EXPENSES:
Management fees	52,851,222
Custody and fund accounting fees	228,171
Transfer agent fees	2,348,652
Professional services	100,328
Shareholder reports	698,337
Registration fees	161,896
Trustees fees	107,500
Miscellaneous	156,833

56,652,939

NET INVESTMENT INCOME	383,020,340

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments	241,771,888
Treasury futures contracts	59,884,253
Net change in unrealized appreciation
Investments	(1,032,897,869)
Treasury futures contracts	4,637,624

Net realized and unrealized loss	(726,604,104)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$(343,583,764)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
	Six Months Ended June 30, 2013	Year Ended December 31, 2012
OPERATIONS:
Net investment income	$383,020,340	$894,952,448
Net realized gain	301,656,141	124,605,040
Net change in unrealized appreciation/depreciation	(1,028,260,245)	895,269,676

	(343,583,764)	1,914,827,164

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(382,353,642)	(896,923,748)
Net realized gain	—	—

Total distributions	(382,353,642)	(896,923,748)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,434,390,233	6,763,162,980
Reinvestment of distributions	305,969,617	733,665,789
Cost of shares redeemed	(3,687,585,944)	(6,027,397,028)

Net increase from Fund share transactions	52,773,906	1,469,431,741

Total increase (decrease) in net assets	(673,163,500)	2,487,335,157

NET ASSETS:
Beginning of period	26,538,551,094	24,051,215,937

End of period (including undistributed net investment income of $7,333,223 and $6,666,525, respectively)	$25,865,387,594	$26,538,551,094

SHARE INFORMATION:
Shares sold	248,180,952	492,596,832
Distributions reinvested	22,475,636	53,579,893
Shares redeemed	(266,760,905)	(439,406,933)

Net increase in shares outstanding	3,895,683	106,769,792

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities are priced on the basis of valuations furnished by independent pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Treasury Futures Contracts  Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a

DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has entered into short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2013, the Fund remained consistently invested in short Treasury futures contracts. These Treasury futures contracts had notional values ranging from 2% to 8% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2013:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$1,936,553,020		$—
Government Related	—		2,394,147,729
Mortgage-Related	—		9,022,147,454
Asset-Backed	—		401,844,199
Corporate	—		11,667,420,146
Short-term Investments
Money Market Fund	25,824,942		—
Repurchase Agreement	—		246,451,000

Total Securities	$1,962,377,962		$23,732,010,528
Other Financial Instruments
Treasury Futures Contracts	$11,550,211	(b)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013. There were no Level 3 securities at June 30, 2013 and December 31, 2012, and there were no transfers to Level 3 during the period.

(b)	Represents unrealized appreciation on Treasury futures contracts.

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain (loss), and Treasury futures contracts. During the period, the Fund recognized net realized gains of $21,632,525 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2013, the cost of investments for federal income tax purposes was $24,460,033,130.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Ordinary income	$382,353,642	$896,923,748
	($0.20 per share)	($0.484 per share)
Long-term capital gain	—	—

At June 30, 2013, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,373,520,430
Unrealized depreciation	(139,165,070)

Net unrealized appreciation	1,234,355,360
Undistributed ordinary income	7,333,223
Accumulated capital gain(a)	284,660,632
Capital loss carryforward(b)	(396,020,432)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2013 to June 30, 2013.
(b)

Represents accumulated capital loss as of December 31, 2012, which may be carried forward to offset future capital gains. During 2012, the Fund utilized $89,443,121 of the capital loss carryforward and $32,528,048 expired unutilized. If not utilized, the remaining capital loss carryforward will expire as follows:

Expiring in 2013	$19,963,019
Expiring in 2014	39,482,767
Expiring in 2017	174,777,813
Expiring in 2018	117,611,247
No expiration
Short-term	44,185,586
Long-term	—

$396,020,432

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2013, amounted to $47,996 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2013, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,645,312,713 and $1,422,118,017, respectively. For the six months ended June 30, 2013, purchases and sales of U.S. government securities aggregated $3,376,923,158 and $3,246,483,577, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2013, the Fund adopted Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities and ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These amendments to Topic 210 require enhanced disclosures about offsetting of financial assets and liabilities, including derivative instruments, to enable investors to understand the effect of these arrangements on a fund’s financial position. There was no impact to these financial statements as a result of applying these ASUs.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent June 30, 2013, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2013(a)		2012	2011	2010	2009	2008

Net asset value, beginning of period	$13.86		$13.30	$13.23	$12.96	$11.79	$12.51
Income from investment operations:
Net investment income	0.20		0.48	0.55	0.57	0.65	0.68
Net realized and unrealized gain (loss)	(0.38)		0.56	0.07	0.35	1.20	(0.72)

Total from investment operations	(0.18)		1.04	0.62	0.92	1.85	(0.04)

Distributions to shareholders from:
Net investment income	(0.20)		(0.48)	(0.55)	(0.65)	(0.68)	(0.68)
Net realized gain	—		—	—	—	—	—

Total distributions	(0.20)		(0.48)	(0.55)	(0.65)	(0.68)	(0.68)

Net asset value, end of period	$13.48		$13.86	$13.30	$13.23	$12.96	$11.79

Total return	(1.31)%		7.94%	4.76%	7.17%	16.05%	(0.29)%
Ratios/supplemental data:
Net assets, end of period (millions)	$25,865		$26,539	$24,051	$22,381	$19,254	$13,808
Ratio of expenses to average net assets	0.43	%(b)	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	2.90	%(b)	3.52%	4.12%	4.26%	5.29%	5.40%
Portfolio turnover rate	16%		26%	27%	28%	20%	24%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INCOME FUND ▪ PAGE 18

TRUSTEES AND EXECUTIVE OFFICERS

Kenneth E. Olivier, Chairman, President, and Trustee

Chairman Emeritus, Dodge & Cox

Dana M. Emery, Senior Vice President and Trustee

Chief Executive Officer, President, and Director of Fixed Income, Dodge & Cox

John A. Gunn, Trustee

Former Chairman and Chief Executive Officer, Dodge & Cox

L. Dale Crandall, Independent Trustee

President, Piedmont Corporate Advisors, Inc.

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Chief Financial Officer of Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Advisory Director of The Presidio Group

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Charles F. Pohl, Senior Vice President

Chairman and Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 800-621-3979.

PAGE 19 ▪ DODGE & COX INCOME FUND

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3) Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

Date	August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Kenneth E. Olivier
Kenneth E. Olivier
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	August 16, 2013